UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

FUTURE INTERNATIONAL GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-202717	32-0421189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building G, Lane 2577, Longhua Road

Xuhui District

Shanghai, China

(Address of Principal Executive Offices)

+86 021-50872955

(Registrant’s telephone number, including area code)

___________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Explanatory Note

The Company is filing this Form 8-K to disclose that it entered into a non-binding Letter of Intent with Beijing Hieason Cayman (defined below) pursuant to which the parties agreed to enter into a Share Exchange Agreement with Beijing Hieason Cayman (and its affiliated and variable interest companies, including Beijing Hieason PRC (as defined below)) and the shareholders of Beijing Hieason Cayman (the “Stock Exchange Agreement”). On or before June 30, 2020, the parties plan to enter into the Share Exchange Agreement upon establishment of the “variable interest entities,” including a Wholly Owned Foreign Entity (“WOFE”) under PRC law. Upon closing of the referenced Share Exchange Agreement, the Company intends to file a Form 8-K that meets the requirements of Form 8-K and related regulations, to disclose events under Item 2.01 Completion of Acquisition or Disposition of Assets, Item 5.06 -Change in Shell Company Status and Item 9.01 Financial Statements and Exhibits, among other disclosures. This Form 8-K is commonly known as a Super 8-K.

Readers should understand that there is no guarantee that the parties will be able to effect the Share Exchange Agreement.

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ITEM 8.01 – OTHER EVENTS.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report (the “Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

☐	Market acceptance of our products and services;

☐	Competition from existing products or new products that may emerge;

☐	The implementation of our business model and strategic plans for our business and our products;

☐	Estimates of our future revenue, expenses, capital requirements and our need for financing;

☐	Our financial performance;

☐	Current and future government regulations;

☐	Developments relating to our competitors; and

☐	Other risks and uncertainties, including those listed under the section title “Risk Factors.”

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Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

USE OF DEFINED TERMS

Except where the context otherwise requires and for the purposes of this report only:

●

“we”, “us”, “our company”, “our” and “Company” refer to the combined business of Future International Group Corp. and its proposed consolidated subsidiaries; and Beijing Hieason is establishing a VIE structure in order to be acquired by the Company.

●	“China” “Chinese” and “PRC,” refer to the People’s Republic of China;

●	“SEC” refers to the United States Securities and Exchange Commission;

●	“Renminbi” and “RMB” refer to the legal currency of the PRC;

●	“U.S. dollars”, “dollars” and “$” refer to the legal currency of the United States;

●	“Securities Act” refers to the United States Securities Act of 1933, as amended; and

●	“Exchange Act” refers to the United States Securities Exchange Act of 1934, as amended.

Solely for the convenience of the reader, this report contains conversions of certain RMB amounts into U.S. dollars at specified rates. No representation is made that the RMB or U.S. dollar amounts referred to in this report could have been or could be converted into U.S. dollars or RMB, as the case may be, at any particular rate or at all. See “Risk Factors—Risks Related to Doing Business In China — GOVERNMENTAL CONTROL OF CURRENCY CONVERSION MAY AFFECT THE VALUE OF YOUR INVESTMENT” for a discussion of the effects on the exchange rates.

BACKGROUND

We were incorporated as Pacman Media Inc. under the laws of the State of Nevada on September 25, 2013. The Company initially commenced operations as a developer of mobile apps to be used on smartphones, tablet computes, and other mobile devices.

Effective March 29, 2019, a change of control occurred with respect to Pacman Media Inc. (“Company”). Pursuant to a Securities Purchase Agreement entered into by and among the Company, Mr. David Mark Evans (“Seller”) and Hillhouse Shareholding Group Co. (“Buyer”), Buyer acquired from Seller 4,000,000 shares of common stock of Company. In addition, pursuant to a separate Stock Purchase Agreement by and among Hillhouse Shareholding Group Co (“Hillhouse”), as buyer, and certain other shareholders of the Company, Hillhouse acquired an additional 2,257,000 shares of common stock of the Company. The total number of shares of common stock acquired by Hillhouse is 6,257,000, and all such shares now held by Hillhouse are “restricted” and/or “control” securities. As additional consideration for entering into the Securities Purchase Agreement, at closing, the Seller assumed all of the liabilities of the Company, waived all amounts due to him by the Company and the Company assigned all assets to the Seller.

In addition, with respect to the above described Securities Purchase Agreement with Mr. Evans, Mr. Evans, the sole officer and director of the Company, resigned as a director of the Company and Mr. Guobin Su was appointed the sole director and President of the Company. As of that date, Mr. Evans remained as Chief (Principal) Executive Officer and Chief (Principal) Financial Officer.

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In connection with the above transactions, the Company has ceased its operations and became a “shell company” as defined under Rule 405 promulgated under the Securities Act of 1933, as amended.

On April 24, 2019, Mr. Evans resigned in all capacities as an officer of the Company including as the Company’s Chief (Principal) Executive Officer and Chief (Principal) Financial Officer. On the same date, Mr. Guobin Su was appointed the Company’s new Chief (Principal) Executive Officer and Chief (Principal) Financial Officer, Secretary and Treasurer.

On May 2, 2019, the Company filed a Certificate of Amendment with the Nevada Secretary of State which;

1.	Changed the name of the Company from “Pacman Media Inc.” to “Future International Group Corp.,”

2.	Increased the authorized shares of common stock, $0.001 par value, from 75,000,000 to 500,000,000 shares, and

3.	Created a class of preferred stock, $0.001 par value, called the Class A Preferred Stock in the amount of 10,000,000 authorized shares, with each share of Class A Preferred Stock having 100 votes to be cast with respect to any and all matters presented to shareholders for a vote whether at a meeting of shareholders or by written consent. Apart from the voting rights stated in the preceding sentence, the Class A Preferred Stock shall have no other rights, privileges or preferences.

On May 7, 2019, the Company received approval from FINRA for the name change of the Company. In addition, the Company’s new symbol is “FIGM.”

On September 25, 2019, the Company and Hillhouse Shareholding Group Co., Ltd. (“Hillhouse”) entered into a loan conversion agreement. Pursuant to the agreement, Hillhouse converted (i) $6,257 and received 6,257,000 shares of the Company’s Class A Preferred Stock and (ii) $83,740 and received 83,740,000 shares of the Company’s common stock. The Class A Preferred Stock has 100 to 1 voting rights per share.

On March 18, 2020, we entered into a non-binding Letter of Intent with Beijing Hieason Cayman, pursuant to which the parties agreed to enter into a Share Exchange Agreement with affiliated companies of Beijing Hieason Cayman and its shareholders (the “Stock Exchange Agreement”). On or before June 30, 2020, the parties plan to enter into the Share Exchange Agreement upon establishment of the “variable interest entities,” including a Wholly Owned Foreign Entity (“WOFE”) under PRC law.

Upon completion of the WOFE establishment, it is anticipated that Future International Group Corp. (“FIGM”) will enter into the Share Exchange Agreement with Beijing Hieason AR Ltd, a Cayman Islands company (“Beijing Hieason Cayman”) and its shareholders pursuant to which FIGM acquired all of the issued and outstanding capital stock of Beijing Hieason Cayman. Beijing Hieason Cayman owns 100% of the issued and outstanding capital stock of Beijing Hieason AR Ltd, a Hong Kong company (“Beijing Hieason Hong Kong”).

Beijing Hieason Hong Kong owns 100% of the issued and outstanding capital stock of Beijing Hieason Technology International Group Co. Ltd, a wholly foreign owned enterprise incorporated under the laws of the People’s Republic of China (“PRC”) (“Beijing Hieason Technology”). Immediately prior to the Share Exchange Agreement, it is anticipated that Beijing Hieason Technology will enter into a series of contractual agreements with Beijing Hieason Technology Co. Ltd, a company incorporated under the laws of the PRC (“Beijing Hieason PRC”), and its shareholders. Beijing Hieason is the operating company and pursuant to the agreements, Beijing Hieason Technology effectively assumed management of the business activities of Beijing Hieason PRC. The contractual arrangements will be comprised of a series of agreements, including a Consulting Services Agreement, Operating Agreement, Proxy Agreement, and Option Agreement, through which Beijing Hieason Technology will have the right to advise, consult, manage and operate Beijing Hieason PRC for a quarterly fee in the amount of 100% of Beijing Hieason PRC’s quarterly, after tax net profits. Additionally, Beijing Hieason’s Shareholders will have pledged their rights, titles and equity interest in Beijing Hieason PRC as security for Beijing Hieason Technology to collect consulting and services fees provided to Beijing Hieason Technology through an Equity Pledge Agreement. In order to further reinforce Beijing Hieason Technology’s rights to control and operate Beijing Hieason PRC, Beijing Hieason’s shareholders will have granted Beijing Hieason Technology the exclusive right and option to acquire all of their equity interests in Beijing Hieason PRC through an Option Agreement.

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Presently, we have 90,000,000 shares of common stock, $0.001 par value, issued and outstanding and 6,257,000 shares of our Class A Preferred Stock, $0.001 par value, issued and outstanding. Immediately after the proposed transaction, we are expected to have 150,000,000 shares of common stock, $0.001 par value, issued and outstanding and 6,257,000, $0.001 par value, shares of our Class A Preferred Stock issued and outstanding.

The proposed corporate structure post Share Exchange Agreement is set forth below;

Beijing Hieason PRC Business History.

Beijing Hieason PRC commenced is operations in May 2013. It has developed cutting edge artificial intelligence applications. It employs augmented reality, artificial intelligence and virtual reality as its core technologies, which it has developed internally using its own computer algorithms.

Its augmented reality (AR) technology fuses virtual information, images, videos in real time to improve people’s experience about the reality. Beijing Hieason PRC’s AR technologies are built on internally developed algorithms and software programs manifested in Beijing Hieason PRC’s own Eyegic APP, which can be used via Wechat Mini Program on their smartphones. By superimposing multimedia, three-dimensional modeling, real-time tracking and registration of intelligent interactive sensing advertising with reality, Beijing Hieason PRC uses its technologies to create rich sensory experience for both its business clients and end users. The Company’s technologies provide impactful and unprecedented marketing and promotional tools for product and services and represent a quantum leap from conventional marketing and promotion, like print and video mediums. Conventional marketing and promotional efforts are static presentations, which contrast greatly with promotional efforts using our highly advanced, technological applications.

Different from its AR technology, Beijing Hieason PRC’s virtual reality (VR) technology is based on hardware (both standalone VR HMD and PC-VR headsets). VR is an integrated technology of computer science, electronics, multisensory technology, human–computer interaction and other technologies designed to create an immersive and interactive virtual world with lively imagination by simulating the real world. Beijing Hieason PRC has focused its VR R&D resources to Chinese K-12 education. It has develop a classroom administrative software and hundreds of VR courses to assist students learn various courses, including physics, chemistry, geography, biology, mathematics, English and safety training.

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Our Products.

Commercially Launched Products.

We have developed and commercially launched two applications which are being used throughout the PRC, our Eyegic App and our Smart Interactive Cloud Screen (which includes two product forms - Advertising Smart Screen and Touch Smart Screen).

Eyegic App milestones.

-	In August 2015, Eyegic App was first released as an AR-app in the PRC.
-	In December 2015, Eyegic App v2.0 was released with H5-AR function which allows downloaders edit their own AR work.
-	From April to December 2016, Eyegic Apps v2.5 through v3.0 were released. The updates included AR-weather function which allows users view the weather with a immersive experience, AR-gift money function which allows users to send and receive gift money with a more active experience in Chinese traditional holidays and AR ‘onlooking’ function. AR onlooking is based on the interactive function after image recognition that allows users to text comments, view location and have a private chat with other users.
-	In February 2017, we started research and development on “WebAR.”
-	In September 2018, WebAR was released, which is China's first AR product based on WeChat mini program for image recognition. It adds AR functions to WeChat, which is the largest social media platform in China. Users can experience all the functions of Eyegic, without downloading the Eyegic App.
-	In December 2019, the Eyegic APP v4.0 was released, which adopted new algorithmic core with optimized image feature recognition and virtual content overlaying program, as well as 3D condition deep learning and new SLAM (simultaneous localization and mapping) program.

SICS: Advertising Smart Screen milestones.

-	On January 24, 2019, v1.1 was released. Users can upload and review advertisements in the background and view all advertising parameters.
-	On March 11, 2019, v1.2 was released with the addition of split screen mode - promotional advertising, picture format.
-	On April 17, 2019, v1.3 was released with the addition of rolling text advertising.
-	On May 25, 2019, v1.4 was released with the addition of promotion advertising game mode. This means users can participate in the game prize in mobile phones.
-	On June 24, 2019, v1.5 was released which the addition of screen playback mode.
-	On October 22, 2019, v1.6 was released which increased the duration of the advertising function.

SICS: Smart Touch Screen:

-	In October 2019, intelligent touch screen v1.0 was released.
-	On August 4, 2019, v2.0 was released which added the use of office documents, car model display and other functions.
-	On September 9, 2019, v2.2 was released with in-depth optimization of SICS’s software infrastructure and the power consumption of hardware, as well as the update of the visual efforts of car model displaying.
-	On October 23, 2019, v2.4 was released, which added the “Electronic Sand Table” function. In addition, the case demonstrations of medical and education industries were optimized.
-	On December 12, 2019, v2.5 was released, which added the visual list of different scenarios and an interesting app which integrated both AR and Hieason SICS technology. It contains a skin analysis app which can test user’s face through camera and give people practical advices on how to improve their skin status.

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Eyegic App

Beijing Hieason PRC’s Eyegic is a phone app first launched in August 2015. It was the first augmented reality (AR) app in the PRC. The app offers online-to-offline solutions in brand marketing and commercial events. As one of Beijing Hieason PRC’s core technical capabilities, Eyegic can efficiently identify images on any media, call virtual content and overlay it with reality, as well as support multi-dimensional displays and virtual interactions. Users are able to scan in real time consumer or other products or images and an augmented reality of the product or image is displayed on the phone. For example, a user can scan a can of soda or juice in a supermarket, or a refrigerator in a department store, and immediately an augmented reality of the product is displayed on the phone which may include 3-D visualization, product details and related videos. For example, in the case of the refrigerator, the full features such as size, capacity and power consumption of the refrigerator, among other features, are displayed on the user’s phone. The actual content of the display is developed by the Company in collaboration with its client. Similar applications can be applied to virtually any consumer product or other uses requiring promotion.

The following depicts various Eyegic images displayed on a user phone.

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The Eyegic can be used by any industry requiring promotion of its products and services. The Company has existing or completed contracts with a significant number of retailers, governmental agencies and educational institutions. Since the creation of the Eyegic app, there have been over 50 released versions and over 14 million downloads.

In addition to the standalone Eyegic App, the Company also has worked with its clients to use the Eyegic features outside of the Eyegic App as a standalone tool. This means the Company can imbed the Eyegic App in other apps or create a widget within an app to capture the full features of Eyegic. Recent examples are;

-	the Company imbedded Eyegic on the Xinhua News Agency (Beijing) APP during the National People's Congress of the PRC held in December 2017.
-	the Company imbedded WebAR on the Wechat App in September 2018. User can use the “mini Eyegic App” to get the full functions of the Eyegic without downloading the full app. WeChat, a Chinese social media App has over 700 million users in China.
-	Customer pricing on the Eygic APP is determined by the sales channel mode whether direct sale or sales through the agents. The direct sale price to our customer is $450 per app as a one time fee. We provide a range of discounts to agents of different levels. We also provide supplementary services such as content editing and software implantation which could increase the final sale price. In addition, Beijing Hieason PRC will charge a 5-20% of the total payment of as a maintenance monthly fee which may make the final charge exceed the $450. Maintenance work includes server deployment and upgrade, debugging and related daily operation supporting.

Smart Interaction Cloud Screen

Smart Interaction Cloud Screen (SICS) is an integration of a number of technological advances including; optical imaging, motion capture, hand-gesture recognition, touch interaction, human-computer-interaction, optical imaging, audio-optical control, digital 3D displays and digital media interaction, among other technologies. All of the technologies have been internally developed by Beijing Hieason PRC.

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The amalgamation of these technologies converts any glass window into an interactive screen making it a powerful marketing or demonstrational tool. The picture below is a snapshot of our interactive SCIS.

海南集中化运营体系探索
重构服务前台
网络投诉处理
家宽装维服务
集客支撑响应
构建智慧中台
夯实管理后台
打造精品网络
降本增效

Utilizing our technologies, we are able to retrofit available indoor glass windows into interactive screen. The resulting product enables effective use of their indoor glass windows to optimize the advertisement conversion rate by extending exhibition space and improving displaying impacts. This system could be widely applied for three-dimensional exhibitions, educational needs, business meetings, commercial display, intelligent medical care, paperless office, intelligent marketing and many other industries or applications, effectively improving the communication and display efficiency.

We first launched SICS in November 1, 2018. It offers an intelligent data interactive equipment piece for various advertising clients such as;

-	Haoxiangni Jujube Cooperation, a Chinese snack chain store, bought 50 screens in March 2019 for advertisement displaying in the city of Henan Province,
-	Shanghai Ctrip Business Cooperation, the leader of China's online tourism industry entered into an agreement to purchase over 600 screens, however there is no time period for the purchases.
-	Beijing Poly Cinema Cooperation, the leading enterprise of cinema in the PRC, agreed to purchase 100 screens during calendar year 2020.

We produce two different types of SICS products: advertising intelligent screen and smart touch screen. The smart touch screen is different from the advertising intelligent screen in that it has an interactive mode and administrative software program.

Normally, advertising intelligent screens do not need an integrated interactive system when its main function is advertising and is displayed in shop windows or cinema screens. This system is typically used by advertisers interested in providing information to a broad consumer base, like the tourism industry.

Smart touch screen is equipped with full functions of the cloud deployed interactive system (all screens with this system is controlled by the backstage and uploading every interaction date back to the cloud sever) which allows the user to interact with the screen in real time. This system is typically used in an interactive environment between the user and the audience, like the education industry.

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In calendar 2020, we intend to focus on the business expansion of SCIS screens and expect to deploy total 400 screens (300 advertising intelligent screens and 100 smart touch screen) within the year. The pricing of our SCIS screens range from $34,000 to $70,000 for our advertising smart screens and over $200,000 for our interactive smart screens. In addition, Beijing Hieason PRC charges 10-25% of the purchase price as an annual maintenance fee subject to the customers demands. The maintenance work includes server deployment and upgrade, software integration, debugging, UI customization and related daily operation supporting.

The Company has received the following certification and honors:

Certification Date	Certification & Honors	Certification Body
11/2015	Mr. Shi Lingbo was appointed as and remains the executive vice chairman of the board of directors	Hong Kong International Investment Association
12/2016	Augmented Reality (AR) Technology R&D and Application Demonstration Base (a government-run industrial demonstration zone)	China Technology Market Association
11/2016	National High-Tech Enterprise Certificate	Beijing Science and Technology Commission Beijing Municipal Finance Bureau Beijing State Tax BureauBeijing Local Taxation Bureau
8/2017	Zhongguancun High-Tech Enterprise Certificate	Zhongguancun Science Park Management Committee
11/2017	Software Enterprise Certificate	Beijing Software and Information Service Industry Association
11/2017	Development and service of application software(Eyegic- Augmented Reality Android V3.0)	Beijing Software and Information Service Industry Association
11/2017	Software Product Certificate (Augmented Reality Scan Data Statistics System V1.0)	Beijing Software and Information Service Industry Association
12/2017	Beijing Software and Information Service Industry Association "The 9th Council Member Unit	Beijing Software and Information Service Industry Association
12/2017

Beijing new technology and new products (services) (3 items)1. Pseudo Augmented Reality (AR) Perception Interaction Client Platform Service (XFW2017DZ0132);2. Online interactive system service based on mixed reality (MR) 3D modeling and recognition technology (XFW2017DZ0131);3. Reality Scanning Statistics System Service (XFW2017DZ0130);

Beijing Municipal Science and Technology Commission /Municipal Development and Reform Commission / Municipal Economic and Information Commission / Municipal Housing Construction Committee / Municipal Quality Supervision Bureau /Zhongguancun Management Committee

12/2017	Quality Management System Certificate (Chinese and English)	Beijing Shouxin United Certification Co., Ltd.
3/2018	Member unit of VR/AR special committee	Shanghai IOT Industry Association
10/2018	National-level virtual reality content production application talent practice teaching base	National Virtual Reality Content Production Application Talents Steering Committee
10/2018	National-level virtual reality content production application talent practice teaching base	National Virtual Reality Content Production Application Talents Steering Committee

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Product Development

Our products are developed internally by management and our programmers. Since 2012, we have built a technical team of 35 programmers who have written core algorithms for our products. Management has tasked our tech team with improving existing products with new functionality and developing new products in our technology space.

Intellectual Property

Patents.

A total of 30 patents have been filed with the PRC authorities with respect to various aspects of our business, of which 10 of the applications have been granted and 20 applications are pending. According to intellectual property law of PRC, there are three types of the patent, which are:

Invention patent which is a new technical solution to a product method or improvement.

Utility patent which a new technical solution for the shape construction of the product or its combination that is suitable for practical use.

Design patent which is a new design that is aesthetically pleasing and suitable for industrial application of a product's shape pattern or its combination and the combination of color and shape pattern.

In the PRC, the patent term is 10 years for utility and design patents and 20 years for an invention patent.

List of Patent Applications
No. Filed	Patent Name	Type of patent	Patent No.	Application date	Grant Date
1	Augmented reality display	Utility model	201920438625.4	4/2/2019	Pending
2	Augmented reality display	Design	201930145948.X	4/2/2019	Pending
3	Integral projection device	Design	201930145530.9	4/2/2019	Pending
4	Integral projection device	Design	201930145534.7	4/2/2019	Pending
5	Ways to enhance image tracking stability based on motion targets	Invention	201910262863.9	4/2/2019	Pending
6	All-in-one multimedia presentation system	Utility model	201920082191.9	1/18/2019	Pending
7	All-in-one multimedia presentation system	Design	201930025408.8	1/18/2019	Pending
8	A method that indicates the direction of the target object off-screen	Invention	201810291072.4	4/4/2018	Pending
9	A hardware resource allocation method for serial frame image playback	Invention	201810122045.4	2/7/2018	Pending
10	A panoramic augmented reality technology that is combined with the cloud and the terminal	Invention	201810122396.5	2/7/2018	Pending
11	Methods to enhance image tracking stability of pyramid LK optical flow algorithms	Invention	201811640080.1	12/30/2018	Pending
12	Host of a multimedia presentation system	Design	201830686088.6	11/29/2018	20190510
13	Host of a multimedia presentation system	Design	201830685506.X	11/29/2018	20190510
14	Image retrieval method based on target extraction	Invention	201811450918.0	11/29/2018	Pending
15	Multimedia presentation system	Utility model	2018219.3	11/29/2018	20190927
16	An augmented reality display device for animal styling	Utility model	201821758187.1	10/27/2018	20190510
17	An augmented reality display device for animal styling	Design	201830603407.2	10/27/2018	20190510

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18	A social interaction method and system based on augmented reality	Invention	201710758973.5	8/29/2017	Pending
19	An interactive approach to audio switching based on augmented reality	Invention	201711097220.0	11/9/2017	20191115
20	Sound volume control based on image tracking technology	Invention	201711014780.5	10/26/2017	Pending
21	Augmented reality-based weather information display methods and devices	Invention	201610816603.8	9/12/2016	Pending
22	HTML5-based augmented reality content display methods and devices	Invention	201610816584.9	9/12/2016	20191115
23	Augmented reality-based product information display methods and devices	Invention	201510428151.1	7/21/2015	Pending
24	Enhanced reality-based shopping clients, servers, and systems	Invention	201510428127.8	7/21/2015	20190927
25	Reading methods and devices based on augmented reality	Invention	201510428127.8	7/21/2015	20190927
26	Static Gesture Recognition Method based on Morphology	Invention	201910472557.8	5/31/2019	Pending
27	Multimedia Electronic Album	Design	201930262160.7	5/26/2019	20191115
28	Integral projection device	Design	201930219660.2	5/7/2019	20191115
29	Integral projection device	Design	201930219659.X	5/7/2019	Pending
30	Intelligent projection devices and systems	Utility model	201920650610.4	5/7/2019	Pending

Copyrights.

We have registered 46 software copyrights with the PRC authorities with respect to various aspects of our business. Under PRC Copyright Law, a copyright protects both the design of a software product and the name of the product. Copyrights are granted for a term of 50 years from the date of first publication.

List of Copyright Applications
No. Filed	Name	Certificate No.	Registration No.	Issued time
1	Eyegic- Augmented Reality Client Software (Android Version)Short: Eyegic V1.6	Software copyright No. 1191622	2016SRO13005	January 19, 2016
2	Eyegic- Augmented Reality Client Software (ios version)Short:Eyegic Phantom V1.6	Software copyright No. 1191955	2016SRO13338	January 19, 2016
3	Eyegic- Augmented Reality Client Software (Android Version)V2.0	Software copyright No. 1692810	2017SR107526	April 10, 2017
4	Eyegic- Augmented Reality Client Software (IOS Edition) V2.0	Software copyright No. 1692047	2017SR106763	April 10, 2017
5	Eyegic- Augmented Reality Client Software (Android Edition) V3.0	Software copyright No. 1691997	2017SR106713	April 10, 2017
6	Eyegic- Augmented Reality Client Software (IOS Edition) V3.0	Software copyright No. 1725622	2017SR140338	April 26, 2017
7	Transcend Augmented Reality Client Software V1.0	Software copyright No. 1196773	2016SRO18156	January 26, 2016

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8	Rear view space software V1.0	Software copyright No. 1194983	2016SRO16366	January 22, 2016
9	Polar Vision V1.0	Software copyright No. 1194970	2016SRO16353	January 22, 2016
10	People Image System V1.0	Software copyright No. 1195837	2016SRO17220	January 25, 2016
11	Visual Background System V1.0	Software copyright No. 1197271	2016SRO18654	January 26, 2016
12	Disregard for Boundary Software V1.0	Software copyright No. 1195696	2016SRO17079	January 25, 2016
13	Augmented Reality Scan Data Statistics System V1.0	Software copyright No. 1754126	2017SR168842	May 9, 2017
14	Product Information Search System V1.0	Software copyright No. 1754063	2017SR168779	May 9, 2017
15	Online Onlooker Interactive Function System V1.0	Software copyright No. 1754357	2017SR169073	May 9, 2017
16	Mobile Weather Software V1.0	Software copyright No. 1799727	2017SR214443	May 27, 2017
17	Eyegic Augmented Reality Live Chat Software Android Version V1.0	Software copyright No. 2284232	2017SR698948	December 18, 2017
18	Eyegic Augmented Reality Live Chat Software iOS Version V1.0	Software copyright No. 2284218	2017SR698934	December 18, 2017
19	Augmented Reality User Data Statistics System V1.0	Software copyright No. 2284247	2017SR698963	December 18, 2017
20	Brand Communication Information Analysis Software V1.0	Software copyright No. 2332989	2018SR003894	January 2, 2018
21	Live Weather Overlay Software Android Version V1.0	Software copyright No. 2332412	2018SR003317	January 2, 2018
22	Live Weather Overlay Software iOS Version V1.0	Software copyright No. 2332408	2018SR003313	January 2, 2018
23	Augmented Reality Purchase System V1.0	Software copyright No. 2332994	2018SR002899	January 2, 2018
24	Ultra Visual Language Software iOS V1.0	Software copyright No. 2486665	2018SR157570	March 9, 2018
25	Ultra Vision Language Software Android V1.0	Software copyright No. 2486673	2018SR157578	March 9, 2018
26	Augmented reality information navigation system iOS version V1.0	Software copyright No. 2486655	2018SR157560	March 9, 2018
27	Augmented reality information navigation system Android version V1.0	Software copyright No. 2486348	2018SR157253	March 9, 2018
	Intelligent information recognition software iOS version V1.0	Software copyright No. 2487069	2018SR157974	March 9, 2018
28	Smart Information Recognition Software Android V1.0	Software copyright No. 2486340	2018SR157245	March 9, 2018
29	Big Data AI Data Acquisition Analysis System V1.0	Software copyright No. 3602877	2019SR0182120	February 26, 2019
30	Image acquisition and analysis system V1.0 based on artificial intelligence	Software copyright No. 3602898	2019SR0182141	February 26, 2019
31	Semantic Recognition System V1.0 Based on Artificial Intelligence	Software copyright No. 3602889	2019SR0182132	February 26, 2019
32	V1.0 based on virtual reality driving simulation system	Software copyright No. 3602908	2019SR0182151	February 26, 2019
33	Holographic Projection Intelligent Voice Navigation System V1.0	Software copyright No. 3602921	2019SR0182164	February 26, 2019
34	Smart Face Recognition Access Software V1.0	Software copyright No. 3603184	2019SR0182427	February 26, 2019
35	Intelligent AI Automation Identification and Analysis Software V1.0	Software copyright No. 3602929	2019SR0182172	February 26, 2019
36	AR Camera APP Software V1.0	Software copyright No. 3795595	2019SR0374838	April 23, 2019
37	AR Virtual Scene Rendering Tag Software V1.0	Software copyright No. 3795717	2019SR0374960	April 23, 2019
38	AR Virtual Application Platform V1.0	Software copyright No. 3791654	2019SR0370897	April 22, 2019
39	AR online teaching interactive platform V1.0	Software copyright No. 3795707	2019SR0374950	April 23, 2019
40	AR Online Teaching System V1.0	Software copyright No. 3795699	2019SR0374942	April 23, 2019
41	Scenario Presentation System V1.0 Based on AR Technology	Software copyright No. 3795609	2019SR0374852	April 23, 2019
42	Smart AR Engine Platform V1.0	Software copyright No. 3795619	2019SR0374862	April 23, 2019
43	Intelligent AR device information management system V1.0	Software copyright No. 3791662	2019SR0370905	April 22, 2019
44	Augmented reality scanning system V1.0 based on mobile browser	Software copyright No. 4048328	2019SR0627571	June 18, 2019
45	WeChat Third-Party Augmented Reality Display System V1.0	Software copyright No. 4048909	2019SR0628152	June 18, 2019
46	Intelligent outdoor window advertising management cloud system V1.0	Software copyright No. 4048323	2019SR0627566	June 18, 2019

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We have two registered trademarks described below but are used for varying applications.

Registered trademarks
Trademark Name	Registration date	Registration No.	Valid until	Service items
图片	7-Jun-19	No. 33374701	6-Jun-29

Category 35: Displaying goods in communications media for retail purposes; online advertising on computer networks; commercial intermediary services; providing business information through the website; price comparison services; providing business and business contact information; marketing for others; providing online marketing for buyers and sellers of goods and services; data retrieval in computer files -(for others);

	27-May-19	No. 33399221	26-May-29

Category 38: Information Transmission; Digital File Transmission; Provision of online forums; Computer-assisted information and image transmission; provision of telecommunications channels for telephone shopping; provision of database access; e-mail; data transmission; mobile phone communications; electronic bulletin board services (communications services) (cut-off)

图片	28-May-19	No. 33389544	27-May-29	Category 41: Training; Organization and organization of meetings; Organization and organization of conference seminars; text publication (except advertising materials);
	7-Jun-19	No. 33374726	6-Jun-29

Category 42: Technical Consulting; Computer Software Design; Computer Software Software Update; Software Operations Services (SaaS); Electronic Data Storage; Hosting Computer Stations (Websites); Computer Software Installation; Cloud Computing; Computer Software Consulting; Provision of Internet Search Engines (Cut-off)

Government Regulation

We conduct our business in compliance with all governmental regulations in China, including adherence to the The Advertisement Law of PRC and Contract Law of People's Republic of China. We are willing to anticipate having to expend significant resources to comply with any governmental regulations in China. In addition, we will be subject to the laws and regulations of other jurisdictions in which we plan to sell our products, which are generally applicable to business operations, such as business licensing requirements, income taxes and payroll taxes. In general, other than stated above, the development and operation of our business is not subject to special regulatory and/or supervisory requirements.

Market and Competition

AR: Eyegic

According to The Chinese AR Market Report published in August 17, 2015 by Yiguan Zhiku, a professional Chinese market forecast agency, the global augmented reality market will reach $120 billion by 2020. With the rapid development of AR technology in China market and the emergence of AR related application scenarios, all walks of life are recognizing the value of AR technology in the commercial field. Manufacturing, public utilities, construction industry, education and other industries are increasing the proportion of AR technology, and applying it in industrial maintenance, assembly safety, laboratory and other application scenarios.

As the AR industry is still in the stage of technological development, the patent application can better reflect the competitiveness. China's AR related patent technology started to break out in 2010, basically the same as the global trend. At present, Beijing Hieason PRC has over 100 patents and copyrights, which are in the leading position in the industry. With the characteristics of practicality, interactivity and convenient application, we believe that our Eyegic products are ahead of China's AR market.

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SICS:

With the development of AI (Artificial Intelligence), intelligent and digital transformation and upgrading became the inevitable trend of traditional entity innovation and development. According to ‘2019 White Paper of the New Generation of AI’ published on January 12, 2020 by Chinese Institute of Electronics, in 2018, the market size of global AI core industry exceeded US $55.57 billion, while in 2025, the number will reach up to $6 trillion.

Beijing Hieson PRC's SICS is a combination of advanced optical imaging, human-computer interaction, big data and other technologies. It is committed to building a complete intelligent and human-computer interaction system for broad industry solutions. Its goal is to effectively improve the communication environment and provide a new experience of intelligent interaction and marketing data for enterprises. Relying on its highly developed R&D team with more than ten years of technology accumulation and 100 + independent intellectual property rights, Beijing Hieason PRC’s SICS can carry out all-round screen interaction, effectively improve the display effect, optimize the communication environment, and achieve the ability of AI display with both hardware and software. At the end of 2019, Beijing Hieason PRC ’s SICS managed to pass the ‘Quality Test for Security and Police Electronics’ conducted by Chinese Ministry of Public Security, which opened another unique sales channel with high competition threshold.

Competitive Advantages

We have competitors both for our Eyegic Apps and SCIS screens. Below are our competitive advantages in comparison with our competitors.

For Eyegic APPs, our main competitors are HiAR of Liangfengtai (Shanghai) Information Technology Co., Ltd and Sightplus of Shichen Information Technology (Shanghai) Co., Ltd.

Liangfengtai (Shanghai) Information Technology Co., LTD core product is HiAR combined with AR software and AR glasses which could provide professional AR solutions for application scenarios such as public security and intelligent manufacturing and other functions which is similar to Eyegic described above.

Shichen Information Technology (Shanghai) Co., LTD core product is Sightplus that provide solutions for AR APP customization, AR editing on WEB form and AR-SDK software implantation.

For our SCIS, our the main competitors are Yiguanglian of Yidian information technology (Shanghai) co., LTD and Leyard of Leyard Optoelectronic Co., Ltd.

Yidian Information Technology (Shanghai) Co., LTD is located in Shanghai with the core product Yiguanlian, a intelligent advertising screen made by LED displaying screen.

Leyard Optoelectronic Co., Ltd (Beijing) is an optoelectronics enterprise with senior experiences in displaying screens. Its core product is Leyard which is LED screen spacing system that could lay out LED screens precisely as the clients demand.

We believe our competitive advantages are the following:

1. Proprietary products.

The core algorithms for our products have been developed internally and have the function and capabilities only possessed by such heavy weight tech leaders like Qualcomm.

2. Market tested.

Our algorithms have been tested by the market and has functional stability and smart phone fitness.

3. Product customization

With the core algorithm backbone, Beijing Hieason PRC has the ability to provide customized solutions for clients.

4. Transformation of existing window space.

Beijing Hieason PRC’s SICS has the capability to transform the millions of square meters of window space into interactive advertising engines.

5. Low power cost and lower radiation emissions.

Normally a LED screen consume 20 KW of electricity an hour and 80% of those were turned into thermal energy which shall increase the cost of heat dissipation. Our SCIS screens are simply the modification and upgrade of the shop-windows which consume only 1 KW of electricity an hour and the radiation is minimal since the power consumption is marginal.

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Marketing strategy

Due to the vast territory and potential market in China, we decided to promote our products through an agency arrangement with third parties which will enable us to cover as much of the market as possible without incurring the fixed overhead associated with an internal marketing team. Nonetheless, from time to time, we do sell our products directly to end users.

Marketing strategy of Eyegic AR.

Direct sales. On sales made directly to the customer, we charge roughly $450 for each advertisement on Eyegic AR. Additional services such as video editing are available at extra fees. We also charge monthly fee for the maintenance work which including server deployment and upgrade, debugging and related daily operation support.

Regional agents. We are in the process of developing a nationwide sales agency network in China. An agent will be required to pay an initial sum ranging from $22,000 to $37,000 depending on the territory and will receive discounts ranging from 35% to 50% off of our list price.

Industry agent. We also have industry agents who focused on conducting business with clients from different industries such as catering services and home appliances, who can pay $15,000 and receive a 20% product discount. In addition, Beijing Hieason PRC provides customized AR services to our customers at prices ranging from $8,000, to $15,000 per service.

Marketing strategy of SICS - smart touch screens.

At the present time, the Company sells its SCIS products directly to its customers. In the future, it intends to develop regional and industry agents throughout China on terms to be determined. The pricing on the SCIS are between $34,000 to $70,000 for our advertising smart screens and over $200,000 for our interactive smart screens.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Notes Regarding Forward-Looking Statements” immediately following these risk factors for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

Risks Relating to Our Business

OUR CASH REQUIREMENTS ARE SIGNIFICANT. THE FAILURE TO RAISE ADDITIONAL CAPITAL WILL HAVE A SIGNIFICANT ADVERSE EFFECT ON OUR FINANCIAL CONDITION AND OUR OPERATIONS. Our business plan of developing, introducing and marketing our technologically driven products will require a signification cash infusion. As stated herein, we estimate our monthly cash requirements to approximate $169,892 until we achieve positive cash flow. At December 31, 2018 (unaudited) and December 31, 2017 (unaudited), the Company reported total comprehensive losses of $2,091,624 and $1,328,632, respectively. In addition, as of December 31, 2018 (unaudited), the Company had a working capital deficit of approximately $4.02 million (consisting in significant part of $4.2 million in short term debt) with cash on hand of less than $0.3 million. We expect that once our statements are audited by a PCAOB auditor, the auditor’s report will include an explanatory paragraph to their audit opinion stating that our recurring losses from operations and working capital deficiency raise substantial doubt about our ability to continue as a going concern. We do not currently have sufficient financial resources to fund our operations or those of our subsidiaries. Therefore, we need additional financing to continue these operations.

We believe that our existing capital resources are not adequate to enable it to execute its business plan and as of the date of these financial statements and has no firm commitment for either additional debt or equity financing available to it in order to meet our current commitments. These conditions raise substantial doubt as to the Company's ability to continue as a going concern. We estimate that we will require additional cash resources during fiscal 2020 and beyond based on our current operating plan and condition. We expect cash flows from operating activities to improve, primarily as a result of an increase in revenue and a decrease in certain operating expenses, although there can be no assurance thereof. If we fail to generate positive cash flow or obtain additional financing, when required, we may have to modify, delay, or abandon some or all of our business and expansion plans.

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WE HAVE INCURRED NET LOSS IN THE PAST AND WE MAY CONTINUE TO EXPERIENCE LOSSES IN THE FUTURE. As stated above, we incurred a total comprehensive losses of $2,063,741 for the 12 month period ended December 31, 2018 (unaudited). We cannot assure you that we will be able to generate net profits or positive cash flow from operating activities in the future. Our ability to achieve and maintain profitability will depend in large part on our ability to, among other things, increase our number of members and other users, grow and diversify our supplier base, and optimize our cost structure. We may not be able to achieve any of the above. We intend to continue to invest heavily for the foreseeable future in our fulfillment infrastructure and technology platform to support an even more carefully curated selection of products and to offer additional value-added services. As a result of the foregoing, we believe that we may incur net losses in the future.

OUR OPERATING LOSSES AND WORKING CAPITAL DEFICIENCY RAISE SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN. IF WE DO NOT CONTINUE AS A GOING CONCERN, INVESTORS COULD LOSE THEIR ENTIRE INVESTMENT. Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern. If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

THE ADMINISTRATIVE COSTS OF PUBLIC COMPANY REGULATORY COMPLIANCE COULD BECOME BURDENSOME AND CONSUME A SIGNIFICANT AMOUNT OF OUR CASH RESOURCES WHICH COULD MATERIALLY AND ADVERSELY AFFECT OUR BUSINESS. We will incur significant costs and expenses in connection with assuring compliance with all laws, rules and regulations applicable to us as a public company. We anticipate that our ongoing costs and expenses of complying with our public reporting company obligations will be approximately $100,000 annually. Our reporting and compliance costs and expenses may increase substantially if we are able to deploy our business model on an international basis, which will add significant cross-border jurisdictional complexity to our regulatory compliance and our accounting controls and procedures. Our compliance costs and expenses could also increase substantially if we apply for trading of our securities on a national stock exchange which may have listing requirements that engender additional administration and compliance costs. We have assigned a high priority to establishing and maintaining controls, procedures, corporate compliance and public company reporting; however, there can be no assurance that we will have sufficient cash resources available to satisfy our public company reporting and compliance obligations. If we are unable to cover the cost of proper administration of our public company compliance and reporting obligations, we could become subject to sanctions, fines and penalties, our stock could be barred from trading in public capital markets and we may have to cease doing business.

INABILITY TO MAINTAIN OPERATIONAL INFRASTRUCTURE AND SYSTEMS. We understand that there are several challenges related to IT infrastructure that we going to face in future. The main challenges are regarding computing platforms, data acquisition, compute provisioning and management, data storage architectures, data analytics, and networks and communication. Some challenges that we may face in the future such as:

-	Lack of Powerful Computing Platforms

The major challenge in growing processing power of computers has been the lack of energy and space to power supercomputers. IT managers have always been on the lookout for better and faster systems which will help in the faster processing of the large amounts of data available today.

-	Data Acquisition Problems

Firewalls which protect emails, applications and web browsing can cause important packet losses in the TCP/IP networks. This can result in important data loss and reduce the network speeds considerably, making the online collaboration impossible. Similar losses can occur due to the switches and routers which do not have the required high-speed memory.

-	Dearth of Ways to Improve Data Analytics

Currently there are not many methods in place which can be used by app company to separate quality data from the humongous data sets. It is important to identify patterns in the data and correctly analyse it and use it to take business decisions in infrastructure management.

-	Improper Networks and Connectivity

For any app company to work smoothly, it is important that there is a good and reliable network in place. Without a reliable network connection, it be a difficult task for us to maintain service quality. New software-based methods and network architecture design are required for the optimization of data.

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WE HAVE LIMITED OPERATING HISTORY MAKES IT DIFFICULT TO EVALUATE OUR BUSINESS AND PROSPECTS. We commenced operations in 2013 and have a limited operating history. However, our historical performance may not be indicative of our future growth or financial results. Our growth may slow down or become negative, and revenues may decline for a number of possible reasons, some of which are beyond our control, including decreasing consumer spending, increasing competition, declining growth of our overall market or industry, the emergence of alternative business models, changes in rules, regulations, government policies or general economic conditions. It is difficult to evaluate our prospects, as we may not have sufficient experience in addressing the risks to which companies operating in rapidly evolving markets may be exposed. You should consider our prospects in light of the risks and uncertainties that companies with a limited operating history may encounter.

WE MAY HAVE DIFFICULTY SCALING AND ADAPTING OUR EXISTING NETWORK INFRASTRUCTURE TO ACCOMMODATE INCREASED SYSTEMS TRAFFIC. The courseware at our learning centers and our virtual internet classrooms are delivered through our network. For our business to be successful, our network infrastructure must perform well and be reliable. We will need significantly more computing power as traffic within our system increases and our learning center locations expand. We will be required to spend significant capital to purchase equipment, and upgrade our technology and network infrastructure to handle increased Internet traffic. If we fail to expend sufficient capital to attend to our infrastructure needs, our operating results will be harmed.

POTENTIAL CLAIMS ALLEGING INFRINGEMENT OF THIRD PARTY’S INTELLECTUAL PROPERTY BY US COULD HARM OUR ABILITY TO COMPETE AND RESULT IN SIGNIFICANT EXPENSE TO US AND LOSS OF SIGNIFICANT RIGHTS. Our operations are technology driven, and we have sought patent and copyright protection for our key software packages. However, we may confront, from time to time, third parties that may assert patent, copyright, and other intellectual property rights to these and other software packages which are important to our business. Any claims that our products or processes infringe the intellectual property rights of others, regardless of the merit or resolution of such claims, could cause us to incur significant costs in responding to, defending, and resolving such claims, and may divert the efforts and attention of our management and technical personnel away from the business. As a result of such intellectual property infringement claims, we could be required or otherwise decide it is appropriate to pay third-party infringement claims; discontinue using the technology or processes subject to infringement claims which would include the software relating to our learning centers and virtual classrooms; develop other technology not subject to infringement claims, which could be time-consuming and costly or may not be possible; and/or license technology from the third-party claiming infringement, which license may not be available on commercially reasonable terms. The occurrence of any of the foregoing could result in unexpected expenses or require us to recognize an impairment of our assets, which would reduce the value of the assets and increase expenses. In addition, if we are required to discontinue the use of existing software, our revenue could be negatively impacted.

OUR BUSINESS MAY BE ADVERSELY AFFECTED BY MALICIOUS THIRD-PARTY SOFTWARE APPLICATIONS THAT INTERFERE WITH THE FUNCTION OF OUR TECHNOLOGY. Our business may be adversely affected by malicious software applications that make changes to operating computers and interfere with our technology. These applications may attempt to change users’ experience in using our virtual classrooms or teaching modules at our learning centers, including changing configurations of our user interface, or otherwise interfering with our ability to connect with users. The interference may occur without disclosure to or consent from users, resulting in a negative experience that users may associate with our solutions. These software applications may be difficult or impossible to uninstall or disable, may reinstall themselves and may circumvent other applications’ efforts to block or remove them. If our efforts to combat these malicious software applications are unsuccessful, our reputation may be harmed, and users may be reluctant to use our services. This could result in a decline in usage of our educational services and corresponding revenues, which would have a material adverse effect on our business, financial condition and results of operations.

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WE MAY BE NEGATIVELY AFFECTED BY ADVERSE GENERAL ECONOMIC CONDITIONS. Current conditions in domestic and global economies are extremely uncertain. Adverse changes may occur as a result of softening global economies, wavering consumer confidence caused by the threat of terrorism and war, and other factors capable of affecting economic conditions. Such changes could have a material adverse effect on our business, financial condition, and results of operations.

WE ARE DEPENDENT UPON KEY PERSONNEL AND THE LOSS OF KEY PERSONNEL, OR THE INABILITY TO HIRE OR RETAIN QUALIFIED PERSONNEL, COULD HAVE AN ADVERSE EFFECT ON OUR BUSINESS AND OPERATIONS. Our success is heavily dependent on the continued active participation of our current executive officers listed under “Management.” Loss of the services of one or more of our officers could have a material adverse effect upon our business, financial condition or results of operations. Further, our success and achievement of our growth plans depend on our ability to recruit, hire, train and retain other highly qualified technical and managerial personnel. Competition for qualified employees among companies in the PRC is intense, and the loss of any of such persons, or an inability to attract, retain and motivate any additional highly skilled employees required for the expansion of our activities, could have a materially adverse effect on us. The inability on our part to attract and retain the necessary personnel and consultants and advisors could have a material adverse effect on our business, financial condition or results of operations.

As of the date of this report, we had a total of approximately 66 employees in our offices in the PRC. However, there can be no assurance that we will be able to maintain a prolonged good relationship with our existing or ex-employees and that no labor disruptions will occur in the future. Should any industrial action or labor unrest occur, our business operations could be adversely affected.

Risks Related to our Corporate Structure

OUR PRINCIPAL SHAREHOLDER IS ABLE TO CONTROL SUBSTANTIALLY ALL MATTERS REQUIRING A VOTE OF OUR SHAREHOLDERS AND HIS INTERESTS MAY DIFFER FROM THE INTERESTS OF OUR OTHER SHAREHOLDERS. Mr. Goubin Su, our Chief Financial Officer, is our majority shareholder and beneficially owns approximately 89% of our voting securities. Therefore, Mr. Su is able to exert substantial control on all matters requiring approval by our shareholders, including the election of our directors and officers. This concentration of ownership may also have the effect of discouraging, delaying or preventing a future change of control, which could deprive our stockholders of an opportunity to receive a premium for their shares as part of a sale of our company and might reduce the price of our shares.

THE CONTRACTUAL AGREEMENTS WITH BEIJING HIEASON PRC ARE NOT AS EFFECTIVE AS DIRECT OWNERSHIP. BECAUSE WE RELY ON BEIJING HIEASON PRC FOR OUR REVENUE, ANY TERMINATION OF, OR DISRUPTION TO, THESE CONTRACTUAL ARRANGEMENTS COULD DETRIMENTALLY AFFECT OUR BUSINESS. Presently all of our business operations are carried out by Beijing Hieason PRC. We do not own any equity interests in Beijing Hieason PRC, but control and receive the economic benefits of its business operations through various contractual arrangements. Through these contractual arrangements, we have the ability to substantially influence the daily operations and financial affairs of Beijing Hieason PRC , as we are able to appoint its senior executives and approve all matters requiring shareholder approval. Accordingly, we consolidate Beijing Hieason PRC results, assets and liabilities in our financial statements.

However, these contractual agreements may be terminated under certain circumstances. In addition, these agreements are governed by the PRC laws and regulations. PRC laws and regulations concerning the validity of the contractual arrangements are uncertain, as many of these laws and regulations are relatively new and may be subject to change, and their official interpretation and enforcement by the PRC government may involve substantial uncertainty. Generally the PRC has substantially less experience related to the enforcement of contractual rights through its judiciary or the arbitration process as compared to the United States or the Cayman Islands. This inexperience presents the risk that the judiciary or arbitrators in the PRC may be reluctant to enforce contractual rights, interpret these rights and remedies differently than what was intended by the parties to the agreements, or find that such contractual agreements do not comply with restrictions in current PRC laws. A PRC court may also set aside an arbitration award by reason of any defect the court considers to be present in the arbitration proceeding, remedies at law may not be adequate and a PRC court may not order specific performance. In addition, any legal proceeding may result in substantial costs, disruptions to our business, damage to our reputation and diversion of our resources.

If Beijing Hieason PRC or its stockholders fail to perform their obligations under the contractual arrangements, we may have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, and there is a risk that we may be unable to obtain these remedies. Therefore our contractual arrangements may not be as effective in providing control over Beijing Hieason PRC as direct ownership. Because we rely on Beijing Hieason PRC for our revenue, any termination of or disruption to these contractual arrangements could detrimentally affect our business.

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WE MAY NOT BE ABLE TO CONSOLIDATE THE FINANCIAL RESULTS OF SOME OF OUR AFFILIATED COMPANIES OR SUCH CONSOLIDATION COULD MATERIALLY ADVERSELY AFFECT OUR OPERATING RESULTS AND FINANCIAL CONDITION. All of our business is conducted through Beijing Hieason PRC which currently is considered for accounting purposes a variable interest entity (“VIE”), and we are considered the primary beneficiary, enabling us to consolidate our financial results in our consolidated financial statements. In the event that in the future a company we hold as a VIE would no longer meet the definition of a VIE, or we are deemed not to be the primary beneficiary, we would not be able to consolidate line by line that entity’s financial results in our consolidated financial statements for PRC purposes. Also, if in the future an affiliate company becomes a VIE and we become the primary beneficiary, we would be required to consolidate that entity’s financial results in our consolidated financial statements for PRC purposes. If such entity’s financial results were negative, this could have a corresponding negative impact on our operating results for PRC purposes. However, any material variations in the accounting principles, practices and methods used in preparing financial statements for PRC purposes from the principles, practices and methods generally accepted in the United States and in the SEC accounting regulations must be discussed, quantified and reconciled in financial statements for United States and SEC purposes.

THE CONTRACTUAL ARRANGEMENTS BETWEEN BEIJING HIEASON TECHNOLOGY AND BEIJING HIEASON PRC MAY RESULT IN ADVERSE TAX CONSEQUENCES. PRC laws and regulations emphasize the requirement of an arm’s length basis for transfer pricing arrangements between related parties. The laws and regulations also require enterprises with related party transactions to prepare transfer pricing documentation to demonstrate the basis for determining pricing, the computation methodology and detailed explanations. Related party arrangements and transactions may be subject to challenge or tax inspection by the PRC tax authorities.

Under a tax inspection, if our transfer pricing arrangements between Beijing Hieason Technology and Beijing Hieason PRC are judged as tax avoidance, or related documentation does not meet the requirements, Beijing Hieason Technology and Beijing Hieason may be subject to material adverse tax consequences, such as transfer pricing adjustment. A transfer pricing adjustment could result in a reduction, for PRC tax purpose, of adjustments recorded by Beijing Hieason Technology, which could adversely affect us by (i) increasing Beijing Hieason PRC’s tax liabilities without reducing our subsidiaries’ tax liabilities, which could further result in interest being levied to us for unpaid taxes; or (ii) limiting the ability of our PRC companies to maintain preferential tax treatment and other financial incentives.

Risks Related to Doing Business in China

PRC ECONOMIC, POLITICAL AND SOCIAL CONDITIONS, AS WELL AS CHANGES IN ANY GOVERNMENT POLICIES, LAWS AND REGULATIONS, COULD ADVERSELY AFFECT THE OVERALL ECONOMY IN CHINA OR THE PROSPECTS OF THE EDUCATION MARKET, WHICH IN TURN COULD ADVERSELY AFFECT OUR BUSINESS. Substantially all of our operations are conducted in China, and substantially all of our revenues are derived from China. Accordingly, our business, financial condition, results of operations, prospects and certain transactions we may undertake are subject, to a significant extent, to economic, political and legal developments in China. The PRC economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth in the past two to three decades, growth has been uneven, both geographically and among various sectors of the economy. Demand for our services may depend, in large part, on economic conditions in China. Any slowdown in China’s economic growth may cause families to reduce the use of our services for their children, which in turn could reduce our net revenues.

Although the PRC economy has been transitioning from a planned economy to a more market-oriented economy since the late 1970s, the PRC government continues to play a significant role in regulating industry development by imposing ongoing policies. The PRC government also exercises significant control over China’s economic growth through the allocation of resources, controlling the incurrence and payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Changes in any of these policies, laws and regulations could adversely affect the overall economy in China or the prospects of the education market, which could harm our business.

21

The PRC government has implemented various measures to encourage foreign investment and sustainable economic growth and to guide the allocation of financial and other resources, which have for the most part had a positive effect on our business and growth. However, we cannot assure you that the PRC government will not repeal or alter these measures or introduce new measures that will have a negative effect on us.

China’s social and political conditions are also not as stable as those of the United States and other developed countries. Any sudden changes to China’s political system or the occurrence of widespread social unrest could have negative effects on our business and results of operations. In addition, China has tumultuous relations with some of its neighbors and a significant further deterioration in such relations could have negative effects on the PRC economy and lead to changes in governmental policies that would be adverse to our business interests

FAILURE TO COMPLY WITH THE UNITED STATES FOREIGN CORRUPT PRACTICES ACT COULD SUBJECT US TO PENALTIES AND OTHER ADVERSE CONSEQUENCES. We are subject to the United States Foreign Corrupt Practices Act, which generally prohibits United States companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. Foreign companies, including some that may compete with us, are not subject to these prohibitions. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices occur from time-to-time in the PRC. We can make no assurance, however, that our employees or other agents will not engage in such conduct for which we might be held responsible. To date, we have taken no steps to prevent violations of the FCPA other than the adoption of a code of ethics. Although we intend to adopt a code of ethics to ensure compliance with the FCPA and Chinese anti-corruption laws by all individuals involved with our company, our employees or other agents may engage in such conduct for which we might be held responsible. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties and other consequences that may have a material adverse effect on our business, financial condition and results of operations.

PRC REGULATIONS REGARDING OFFSHORE FINANCING ACTIVITIES BY PRC RESIDENTS HAVE UNDERTAKEN CONTINUOUS CHANGES WHICH MAY INCREASE THE ADMINISTRATIVE BURDEN WE FACE AND CREATE REGULATORY UNCERTAINTIES THAT COULD ADVERSELY AFFECT OUR BUSINESS. On August 8, 2006, the PRC Ministry of Commerce (“MOFCOM”), joined by the China Securities Regulatory Commission (“CSRC”), the State Administration of Foreign Exchange (“SAFE”) as well as other government agencies, released a Provisions for Foreign Investors to Merge with or Acquire Domestic Enterprises (“M&A Regulation”), which took effect September 8, 2006 and was amended in 2009. These new rules significantly revised China’s regulatory framework governing onshore-to-offshore restructurings and foreign acquisitions of domestic enterprises. These new rules reflect greater PRC government attention to cross-border merger, acquisition and other investment activities, by confirming MOFCOM as a key regulator for issues related to mergers and acquisitions in China and requiring MOFCOM approval of a broad range of merger, acquisition and investment transactions. According to the new M&A Regulation, a related-party acquisition in which an offshore company owned or controlled by a PRC resident acquires a domestic company controlled by the same PRC resident shall be subject to the approval of MOFCOM.

Among other things, the M&A Regulation also included new provisions to require that the overseas listing of an offshore company which is directly or indirectly controlled by a PRC resident for the purpose of overseas listing of such PRC resident’s interests in a domestic company, known as a “special purpose company”, must obtain the approval of CSRC prior to the listing.

We believe that our current VIE structure avoids the acquisition transaction which is directly the target under scrutiny of the M&A Regulation, including the requirement of CSRC approval. Thus, in its current practice, it appears the M&A Regulation does not apply to our corporate structure.

However, the application of this M&A Regulation remains uncertain since neither MOFCOM nor CSRC has approved any Chinese company’s foreign listing. There is no consensus currently existing among the leading PRC law firms regarding the scope and applicability of the MOFCOM or CSRC approval requirements. If the MOFCOM, CSRC or other PRC regulatory body subsequently determines that the new M&A Regulation applies to our situation and CSRC’s approval was required for this offering, we may face sanctions by the MOFCOM, CSRC or other PRC regulatory agencies. In such event, these regulatory agencies may impose fines and penalties on our operations in the PRC, limit our operating privileges in the PRC, delay or restrict the repatriation of funds to our offshore companies, or take other actions that could have a material adverse effect on our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities.

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DUE TO VARIOUS RESTRICTIONS UNDER PRC LAWS ON THE DISTRIBUTION OF DIVIDENDS BY OUR PRC OPERATING COMPANIES, WE MAY NOT BE ABLE TO PAY DIVIDENDS TO OUR SHAREHOLDERS. The Wholly-Foreign Owned Enterprise Law (1986), as amended and The Wholly-Foreign Owned Enterprise Law Implementing Rules (1990), as amended and the Company Law of the PRC (2006) contain the principal regulations governing dividend distributions by wholly foreign owned enterprises. Under these regulations, wholly foreign owned enterprises may pay dividends only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. Additionally, such companies are required to set aside a certain amount of their accumulated profits each year, if any, to fund certain reserve funds. These reserves are not distributable as cash dividends except in the event of liquidation and cannot be used for working capital purposes. The PRC government also imposes controls on the conversion of RMB into foreign currencies and the remittance of currencies out of the PRC. We may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from the Company’s profits.

Furthermore, if our subsidiaries or affiliates in China incur debt on their own in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments. If we or our subsidiaries are unable to receive all of the revenues from our operations through these contractual or dividend arrangements, we may be unable to pay dividends on our ordinary shares.

YOU MAY EXPERIENCE DIFFICULTIES IN EFFECTING SERVICE OF LEGAL PROCESS, ENFORCING FOREIGN JUDGMENTS OR BRINGING ORIGINAL ACTIONS IN CHINA BASED ON UNITED STATES OR OTHER FOREIGN LAWS AGAINST US, OUR MANAGEMENT OR THE EXPERTS NAMED IN THIS CURRENT REPORT. We conduct substantially all of our operations in China and substantially all of our assets are located in China. In addition, all of our senior executive officers reside within China. As a result, it may not be possible to effect service of process within the United States or elsewhere outside of China upon our senior executive officers, including with respect to matters arising under U.S. federal securities laws or applicable state securities laws. Moreover, our PRC counsel has advised us that the PRC does not have treaties with the United States or many other countries providing for the reciprocal recognition and enforcement of judgment of courts.

GOVERNMENTAL CONTROL OF CURRENCY CONVERSION MAY AFFECT THE VALUE OF YOUR INVESTMENT. The PRC government imposes controls on the convertibility of RMB into foreign currencies and, in certain cases, the remittance of currency out of China. We receive substantially all of our revenues in RMB. Under our current structure, our income is primarily derived from Beijing Hieason PRC. Shortages in the availability of foreign currency may restrict the ability of our PRC subsidiaries and our affiliated entity to remit sufficient foreign currency to pay dividends or other payments to us, or otherwise satisfy their foreign currency denominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from trade-related transactions, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate government authorities is required where RMB is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of bank loans denominated in foreign currencies. The PRC government may also, at its discretion, restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents us from obtaining sufficient foreign currency to satisfy our currency demands, we may not be able to pay dividends in foreign currencies to our shareholders.

WE FACE THE RISK THAT CHANGES IN THE POLICIES OF THE PRC GOVERNMENT COULD HAVE A SIGNIFICANT IMPACT UPON THE BUSINESS WE MAY BE ABLE TO CONDUCT IN THE MALAYSIA AND THE PROFITABILITY OF SUCH BUSINESS. Policies of the PRC government can have significant effects on the economic conditions of the PRC. A change in policies by the PRC government could adversely affect our interests by, among other factors: changes in laws, regulations or the interpretation thereof, confiscatory taxation, restrictions on currency conversion, imports or sources of supplies, or the expropriation or nationalization of private enterprises. We cannot assure you that the government will continue to pursue current policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting the PRC’s political, economic and social environment.

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FLUCTUATION IN THE VALUE OF RMB MAY HAVE A MATERIAL ADVERSE EFFECT ON YOUR INVESTMENT. The value of RMB against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in political and economic conditions. Our revenues and costs are mostly denominated in RMB, while a significant portion of our financial assets are denominated in U.S. dollars. Our revenue is based entirely on that generated by our affiliated entity in China. Any significant fluctuation in value of RMB may materially and adversely affect our cash flows, revenues, earnings and financial position, and the value of, and any dividends payable on, our stock in U.S. dollars. For example, an appreciation of RMB against the U.S. dollar would make any new RMB denominated investments or expenditures more costly to us, to the extent that we need to convert U.S. dollars into RMB for such purposes. An appreciation of RMB against the U.S. dollar would also result in foreign currency translation losses for financial reporting purposes when we translate our U.S. dollar denominated financial assets into RMB, as RMB is our reporting currency.

WE FACE RISKS RELATED TO HEALTH EPIDEMICS AND OTHER OUTBREAKS. Our business could be adversely affected by the effects of an epidemic or outbreak that will cause social and economic disruptions in China, such as Corona virus, SARS or H1N1 flu. Any prolonged recurrence of the Corona virus, SARS, H1N1 or other adverse public health developments in China may have a material adverse effect on our business operations as schools may be closed for an extended period of time. For instance, health or other government regulations adopted in response may require temporary closure of our production facilities or of our offices. Such closures would severely disrupt our business operations and adversely affect our results of operations. We have not adopted any written preventive measures or contingency plans to combat any future outbreak of the Corona virus, SARS, H1N1 or any other epidemic.

Risks Related to an Investment in Our Securities

WE ARE NOT LISTED OR QUOTED ON ANY EXCHANGE AND WE MAY NEVER OBTAIN SUCH A LISTING OR QUOTATION. There is presently no public market in our shares and there may never be a market for our stock. Stock held by our shareholders may have little or no value. We cannot guarantee that our stock will be listed on a securities exchange or if a market for our stock listed will ever develop. Even if our shares are quoted for sale, buyers may be insufficient in numbers to allow for a robust market, and therefore, it may prove impossible to sell your shares.

TO DATE, WE HAVE NOT PAID ANY CASH DIVIDENDS AND NO CASH DIVIDENDS WILL BE PAID IN THE FORESEEABLE FUTURE. We do not anticipate paying cash dividends on our ordinary shares in the foreseeable future and we may not have sufficient funds legally available to pay dividends. Even if the funds are legally available for distribution, we may nevertheless decide not to pay any dividends. We intend to retain all earnings from our operations.

THE MARKET PRICE FOR OUR ORDINARY SHARES MAY BE HIGHLY VOLATILE. The market price of our ordinary shares may be volatile due to certain factors, including, but not limited to, market trends in PRC stock generally, quarterly fluctuations in our financial and operating results; general conditions in the PRC market; or changes in earnings estimates. Such volatility may make it more difficult, if not impossible, to sell your shares in such quantity or at such price as or when you determine. This volatility can be expected to harm our stock price, our ability to raise money in capital markets and our future growth prospects.

THE APPLICATION OF THE "PENNY STOCK" RULES COULD ADVERSELY AFFECT THE MARKET PRICE OF OUR ORDINARY SHARES AND INCREASE YOUR TRANSACTION COSTS TO SELL THOSE SHARES. If the future trading price of our ordinary shares is below $5 per share, the open-market trading of our ordinary shares will be subject to the "penny stock" rules. The "penny stock" rules impose additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of securities and have received the purchaser's written consent to the transaction before the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the broker-dealer must deliver, before the transaction, a disclosure schedule prescribed by the Securities and Exchange Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. These additional burdens imposed on broker-dealers may restrict the ability or decrease the willingness of broker-dealers to sell our ordinary shares, and may result in decreased liquidity for our ordinary shares and increased transaction costs for sales and purchases of our ordinary shares as compared to other securities.

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The market price for our ordinary shares may be volatile.

The market price for our ordinary shares may be volatile and subject to wide fluctuations in response to factors including the following:

•	actual or anticipated fluctuations in our quarterly operating results;
•	changes in financial estimates by securities research analysts;
•	announcements by us or our competitors of new products, acquisitions, strategic partnerships, joint ventures or capital commitments;
•	addition or departure of key personnel;
•	fluctuations of exchange rates between RMB and the U.S. dollar;
•	intellectual property litigation;
•	general economic or political conditions in China.

In addition, the securities market has from time to time experienced significant price and volume fluctuations that are not related to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our stock.

WE MAY NEED ADDITIONAL CAPITAL, AND THE SALE OF ADDITIONAL SHARES OR OTHER EQUITY SECURITIES COULD RESULT IN ADDITIONAL DILUTION TO OUR SHAREHOLDERS. We believe that our current cash and cash equivalents, anticipated cash flow from operations and the net proceeds from the private placement of ordinary shares on September 16, 2010 will be sufficient to meet our anticipated cash needs for the near future. We may, however, require additional cash resources due to changed business conditions or other future developments, including any investments or acquisitions we may decide to pursue. If our resources are insufficient to satisfy our cash requirements, we may seek to sell additional equity or debt securities or obtain a credit facility. The sale of additional equity securities could result in additional dilution to our shareholders. The incurrence of indebtedness would result in increased debt service obligations and could result in operating and financing covenants that would restrict our operations. We cannot assure you that financing will be available in amounts or on terms acceptable to us, if at all.

IF WE FAIL TO MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROLS, WE MAY NOT BE ABLE TO ACCURATELY REPORT OUR FINANCIAL RESULTS OR PREVENT FRAUD. We are subject to reporting obligations under the U.S. securities laws. The SEC, as required by Section 404 of the Sarbanes-Oxley Act of 2002, adopted rules requiring every public company to include a management report on such company’s internal controls over financial reporting in its annual report, which contains management’s assessment of the effectiveness of our internal controls over financial reporting.

Our reporting obligations as a public company will place a significant strain on our management, operational and financial resources and systems for the foreseeable future. Effective internal controls, particularly those related to revenue recognition, are necessary for us to produce reliable financial reports and are important to help prevent fraud. As a result, our failure to achieve and maintain effective internal controls over financial reporting could result in the loss of investor confidence in the reliability of our financial statements, which in turn could harm our business and negatively impact the trading price of our stock. Furthermore, we anticipate that we will incur considerable costs and use significant management time and other resources in an effort to comply with Section 404 and other requirements of the Sarbanes-Oxley Act.

OUR DIRECTORS MAY HAVE CONFLICTS OF INTEREST WHICH MAY NOT BE RESOLVED FAVORABLY TO US. Certain conflicts of interest may exist between our sole officer and director and us. Our sole officer and director has other business interests to which he also must devote his time, resources and attention. Thus, a conflict of interest may arise in the future that may cause our business to fail, including conflicts of interest in allocating his resources, time and attention to our Company and his other business interests.

WE MAY DEPEND UPON OUTSIDE ADVISORS; WHO MAY NOT BE AVAILABLE ON REASONABLE TERMS AND AS NEEDED. To supplement the business experience of our officers and directors, we may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. Our Board without any input from stockholders will make the selection of any such advisors. Furthermore, it is anticipated that such persons may be engaged on an "as needed" basis without a continuing fiduciary or other obligation to us. In the event we consider it necessary to hire outside advisors, we may elect to hire persons who are affiliates, if they are able to provide the required services.

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WE WILL NEED TO RAISE ADDITIONAL CAPITAL. IF WE ARE UNABLE TO RAISE ADDITIONAL CAPITAL, OUR BUSINESS MAY FAIL. We will need to raise additional capital to fund our ongoing operations. We have no cash on hand nor any working capital. To secure additional financing, we may need to borrow money or sell more securities. Under the current circumstances, we may be unable to secure additional financing on favorable terms, if available at all.

OUR NEED FOR CAPITAL WILL CREATE ADDITIONAL RISKS AND CREATE POTENTIAL SUBSTANTIAL DILUTION TO EXISTING SHAREHOLDERS. As mentioned above, we will need to raise additional capital in the future. These capital expenditures are intended to be funded from third party sources and from affiliates if available, including the incurring of debt (which may be converted into common stock) and/or the sale of additional equity securities. As of December 31, 2018, the Company is indebted to certain affiliates in the amount of $261,387. This debt is due on demand and the Company has no means to repay its existing debt. To the extent that this debt is converted to common stock, the conversion of this debt will cause additional dilution to existing shareholders, which may be substantial. In addition, the sale of additional equity securities or the sale and conversion of other debt likewise will be dilutive to the interests of current equity holders and such dilution may be substantial. In addition, there can be no assurance that such additional financing, whether debt or equity, will be available to the Company or that it will be available on acceptable commercial terms. Any inability to secure such additional financing on appropriate terms could have a materially adverse impact on the business, financial condition and operating results of the Company.

OUR STOCK WILL IN ALL LIKELIHOOD BE THINLY TRADED AND AS A RESULT YOU MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF YOU NEED TO LIQUIDATE YOUR SHARES. We cannot give you any assurance that a broader or more active public trading market for our shares of Common Stock will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we can give investors no assurance that they will be able to sell their shares of common stock at or near ask prices or at all if you need money or otherwise desire to liquidate your shares of common stock of our Company.

RULE 144 SALES IN THE FUTURE MAY HAVE A DEPRESSIVE EFFECT ON OUR STOCK PRICE. All of the outstanding shares of common stock held by our present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted Shares, these Shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. We are registering all of our outstanding Shares so officers, directors and affiliates will be able to sell their Shares if this Registration Statement becomes effective. Rule 144 provides in essence that a person who has held restricted securities for one year may, under certain conditions, sell every three months, in brokerage transactions, a number of Shares that does not exceed the greater of 1.0% of a company's outstanding common stock or the average weekly trading volume during the four calendar weeks prior to the sale. There is no limit on the amount of restricted securities that may be sold by a nonaffiliate after the owner has held the restricted securities for a period of two years. A sale under Rule 144 or under any other exemption from the Act, may have a depressive effect upon the price of the common stock in any market that may develop.

THE PRICE OF OUR COMMON STOCK COULD BE HIGHLY VOLATILE. Our common stock will be subject to price volatility, low volumes of trades and large spreads in bid and ask prices quoted by market makers. Due to the low volume of shares traded on any trading day, persons buying or selling in relatively small quantities may easily influence prices of our common stock. This low volume of trades could also cause the price of our stock to fluctuate greatly, with large percentage changes in price occurring in any trading day session. Holders of our common stock may also not be able to readily liquidate their investment or may be forced to sell at depressed prices due to low volume trading. If high spreads between the bid and ask prices of our common stock exist at the time of a purchase, the stock would have to appreciate substantially on a relative percentage basis for an investor to recoup their investment. Broad market fluctuations and general economic and political conditions may also adversely affect the market price of our common stock. No assurance can be given that an active market in our common stock will develop or be sustained. If an active market does not develop, holders of our common stock may be unable to readily sell the shares they hold or may not be able to sell their shares at all.

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YOU MAY EXPERIENCE DILUTION OF YOUR OWNERSHIP INTERESTS DUE TO THE FUTURE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK WHICH COULD BE MATERIALLY ADVERSE TO THE VALUE OF OUR COMMON STOCK. As of the date of this report, we had 150,00,000 and 6,257,000 shares of our common stock and Class A Preferred Stock (with 100 for 1 voting rights), respectively, issued and outstanding. We are authorized to issue up to 500,000,000 shares of common stock and 10,000,000 shares of preferred stock. Our Board of Directors may authorize the issuance of additional common or preferred shares under applicable state law without shareholder approval. We may also issue additional shares of our common stock or other securities that are convertible into or exercisable for common stock in connection with the hiring of personnel, future acquisitions, future private placements of our securities for capital raising purposes or for other business purposes, including the satisfaction of outstanding debt to affiliates and others. Future sales of substantial amounts of our common stock, or the perception that sales could occur, could have a material adverse effect on the price of our common stock. If we need to raise additional capital, it may be necessary for us to issue additional equity or convertible debt securities. If we issue equity or convertible debt securities, the net tangible book value per share may decrease, the percentage ownership of our current stockholders may be diluted and such equity securities may have rights, preferences or privileges senior or more advantageous to our common stockholders.

WE DO NOT ANTICIPATE PAYING CASH DIVIDENDS ON OUR COMMON STOCK. We do not anticipate paying any cash dividends on our common stock in the foreseeable future.

Description of Property

Our corporate offices are located at Beijing under 3.5 year lease agreement terminating in 2023. The office space consists of approximately 1652.18 square meters. Annual rent for fiscal year 2020 is expected to be approximately $271,927.

As of December 31, 2019, the Company had 2 other lease locations. Relevant information with respect to each of these locations is as follows:

Location	Size of Premises (Sq. Meters)	Lease Term	Commencement Date	Annual Rent
Chengdu	315	2 years	June 10, 2018	$40,550
Shanghai	39.71	3 years	June 1, 2019	$27,462

Employees

As of the date of this filing, we have 66 full time employees, including senior management and no part time employees.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition of Beijing Hieason PRC (as defined below) for the fiscal years ended December 31, 2018 and 2017, respectively, should be read in conjunction with the Selected Consolidated Financial Data, Beijing Hieason PRC’s financial statements and the notes to the financial statements that are included elsewhere herein. Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, except as required by law. Readers are urged to carefully review and consider the various disclosures made throughout the entirety of this quarterly report, which are designed to advise interested parties of the risks and factors that may affect our business, financial condition, results of operations and prospects.

Our financial statements are prepared in US Dollars and in accordance with accounting principles generally accepted in the United States. See "Critical Accounting Policies - Foreign Currency Translation" below for information concerning the exchange rates at the Renminbi ("RMB") were translated into US Dollars ("USD") at various pertinent dates and for pertinent periods.

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Overview

On March 18, 2020, we entered into a non binding, Letter of Intent with Beijing Hieason Cayman, pursuant to which the parties agreed to enter into a Share Exchange Agreement with affiliated companies of Beijing Hieason Cayman and its shareholders (the “Stock Exchange Agreement”). On or before June 30, 2020, the parties plan to enter into the Share Exchange Agreement upon establishment of the “variable interest entities,” including a Wholly Owned Foreign Entity (“WOFE”) under PRC law.

Upon completion of the WOFE establishment, it is anticipated that Future International Group Corp. (“FIGM”) will enter into the Share Exchange Agreement with Beijing Hieason AR Ltd, a Cayman Islands company (“Beijing Hieason Cayman”) and its shareholders pursuant to which FIGM acquired all of the issued and outstanding capital stock of Beijing Hieason Cayman. Beijing Hieason Cayman owns 100% of the issued and outstanding capital stock of Beijing Hieason AR Ltd, a Hong Kong company (“Beijing Hieason Hong Kong”).

Beijing Hieason Hong Kong owns 100% of the issued and outstanding capital stock of Beijing Hieason Technology International Group Co. Ltd, a wholly foreign owned enterprise incorporated under the laws of the People’s Republic of China (“PRC”) (“Beijing Hieason Technology”). Immediately prior to the Share Exchange Agreement, it is anticipated that Beijing Hieason Technology will enter into a series of contractual agreements with Beijing Hieason Technology Co. Ltd, a company incorporated under the laws of the PRC (“Beijing Hieason PRC”), and its shareholders. Beijing Hieason PRC is the operating company and pursuant to the agreements, Beijing Hieason Technology effectively assumed management of the business activities of Beijing Hieason PRC. The contractual arrangements will be comprised of a series of agreements, including a Consulting Services Agreement, Operating Agreement, Proxy Agreement, and Option Agreement, through which Beijing Hieason Technology will have the right to advise, consult, manage and operate Beijing Hieason PRC for a quarterly fee in the amount of 100% of Beijing Hieason PRC’s quarterly, after tax net profits. Additionally, Beijing Hieason PRC ’s shareholders will have pledged their rights, titles and equity interest in Beijing Hieason PRC as security for Beijing Hieason Technology to collect consulting and services fees provided to Beijing Hieason Technology through an Equity Pledge Agreement. In order to further reinforce Beijing Hieason Technology’s rights to control and operate Beijing Hieason PRC, Beijing Hieason PRC’s shareholders will have granted Beijing Hieason Technology the exclusive right and option to acquire all of their equity interests in Beijing Hieason PRC through an Option Agreement.

Presently, we have 90,000,000 shares of common stock, $0.001 par value, issued and outstanding and 6,257,000 shares of our Class A Preferred Stock, $0.001 par value, issued and outstanding. Immediately after the proposed transaction, we are expected to have 150,000,000 shares of common stock, $0.001 par value, issued and outstanding and 6,257,000, $0.001 par value, shares of our Class A Preferred Stock issued and outstanding.

It is anticipated that because all of the companies are under common control, this transaction will be accounted for as a reorganization of entities and the financial statements have been prepared as if the reorganization had occurred retroactively. The Company has consolidated Beijing Hieason PRC’s operating results, assets and liabilities within its financial statements on an unaudited basis.

Translation of amounts from the local currency of Renminbi (RMB) into US$1 has been made at the following exchange rates for the respective years:

Exchange Rates	12/31/2018	12/31/2017
Year end RMB: US$ exchange rate	6.8785	6.5067
Average RMB: US$ exchange rate	6.6199	6.7568

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RESULTS OF OPERATIONS

Results of Operations (Unaudited) for the Fiscal Year Ended December 31, 2018 Compared to the Fiscal Year ended December 31, 2017.

The following table sets forth key components of Beijing Hieason PRC’s results of operations for the fiscal year ended December 31, 2018 compared to the fiscal year ended December 31, 2017. The discussion following the table addresses these results.

	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2017
Revenue	$440,919	$480,919
Revenue – related party	2,850	139,162
Cost of revenue	145,881	196,113
Cost of revenue – related party	-	52,223
Gross profit	297,888	371,745

Operating expenses
Selling, general and administrative expenses	2,116,164	1,666,093
Total operating expenses	2,116,164	1,666,093

Loss from operations	(1,818,276)	(1,294,348)

Other income/(loss)
Other income	151	7,400
Other expenses	(372)	-
Interest income	1,390	115
Interest expense	(424,450)	-
Total other income/(loss)	(423,281)	7,515

Operating loss before income taxes	(2,241,557)	(1,286,833)

Provision for income taxes	-	-

Net loss	$(2,241,557)	$(1,286,833)

Other comprehensive income/(loss)
Foreign currency translation adjustment	149,933	(41,799)

Total comprehensive loss	$(2,091,624)	$(1,328,632)

Revenues. For the fiscal years ended December 31, 2018 and 2017, we had revenue of $443,769 and $620,081 respectively, which were derived mainly from AR and VR implemented advertisement design via “Eyegic” App. Most of our sales contracts with clients are for one-time service. Therefore, the decrease in revenues for the current year is due to reduction in the numbers of clients.

Cost of Revenue. For the fiscal year ended December 31, 2018, we had cost of revenue of $145,881 (or 33% of total revenues) compared with costs of revenue of $248,336 (or 40% of total revenue) for the fiscal year ended December 31, 2017. The decrease in cost of revenues for the current annual period compared to the prior annual period reflects the year over year reduction of revenues. The decrease in the percentage of total sales is due to reduction in design and development cost related to each advertisement project.

Operating expenses. Operating expenses consist of selling, general and administrative expenses. For the fiscal year ended December 31, 2018, we had operating expenses of $2,116,164 compared with operating expenses of $1,666,093 for the fiscal year ended December 31, 2017. Selling expenses mainly include salaries and related employee benefits, travel expenses, rent, and other costs related to the sales department only. General and administrative expenses mainly consist of software research and development cost, salaries and related employee benefits, office expenses, professional service fees, depreciation expenses, rent, and related costs for the rest departments of the Company. For the years ended December 31, 2018, the Company recorded $580,667 selling expenses and $1,535,497 general and administrative expenses, respectively. For the fiscal years ended December 31, 2017, the Company recorded $282,502 selling expenses and $1,383,591 general and administrative expenses, respectively.

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Loss from Operations. For the fiscal year ended December 31, 2018, we had loss from operations of $1,818,276 compared with loss from operations of $1,294,348 for the prior year’s annual period.

Other income/(loss). For the fiscal year ended December 31, 2018, we had total other loss of $423,281 compared with total other income of $7,515 for the prior year’s annual period. The increase in other loss for the current annual period is due primarily to $424,450 in interest expense on our short term loans.

Liquidity and Capital Resources

Working Capital Deficit.

As of December 31, 2018, we had working capital deficit of $4,016,023 compared to a working capital deficit of $1,612,000 for the fiscal year ended December 31, 2017. The increase in working capital deficit is a result of an increase in short-term loans.

Cash Flows.

The following is a summary of our cash flows from operating, investing and financing activities for the fiscal years ended December 31, 2018 and 2017, respectively:

	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2017
Net cash used in operating activities	$(2,158,421)	$(1,073,140)
Net cash used in investing activities	(427,081)	(3,867)
Net cash provided by financing activities	2,891,642	998,202
Net change in cash and cash equivalents	$306,140	$(78,805)

Operating Activities

Net cash used in operating activities was $2,158,421 for the fiscal year ended December 31, 2018 compared with net cash used in operating activities of $1,073,140 for the fiscal year ended December 31, 2017. The increase was primarily the result of the significant increase in operating expenses of the Company.

Investing Activities

Net cash used in investing activities was $427,081 for the fiscal year ended December 31, 2018, compared to net cash used in investing activities of $3,867 for the fiscal year ended December 31, 2017. Net cash used in investing activities principally reflect acquisition of intangible assets, especially capitalization of software development cost for “Eyegic” app.

Financing Activities

Net cash provided by financing activities was $2,891,642 for the fiscal year ended December 31, 2018 compared to $998,202 for the fiscal year ended December 31, 2017. The increase was mainly due to significant increase in short-term loans. We continue to rely on short-term loans from outside parties to fund our operations.

Going Concern

The financial statements have been prepared "assuming that we will continue as a going concern," which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business.

Our monthly expenses are estimated to be $169,892 per month. The estimated monthly allocations are as follows:

-	office rental at $27,060,
-	salaries at $39,878,
-	other overheads, including legal and professional fees, travel expenses, maintenance and marketing cost at $95,833, and
-	consulting fees at $7,121.

30

Beijing Hieason PRC has not yet established an ongoing source of revenues and cash flows sufficient to cover the operating costs and allow it to continue as a going concern. As of December 31, 2018, Beijing Hieason PRC has an accumulated deficit of $7,288,628. These factors among others raise substantial doubt about the ability to continue as a going concern for a reasonable period of time.

In order to continue as a going concern, Beijing Hieason PRC will need, among other things, additional capital resources. Management’s plan is to obtain such resources by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking third party equity and/or debt financing. However, management cannot provide any assurances that Beijing Hieason PRC PRC will be successful in accomplishing any of its plans. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should Beijing Hieason be unable to continue as a going concern.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. Significant inter-company transactions have been eliminated in consolidation.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are used for, but not limited to: (1) allowance for trade receivables, (2) economic lives of property, plant and equipment, (3) asset impairments, and (4) contingency reserves. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates

Economic and Political Risks

The Company’s operations are conducted in PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

Restrictions on Transfer of Assets Out of the PRC

Dividend payments by the Company are limited by certain statutory regulations in the PRC. No dividends may be paid by the Company without first receiving prior approval from the Foreign Currency Exchange Management Bureau. However, no such restrictions exist with respect to loans and advances.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

Exchange Rates	12/31/2018	12/31/2017
Year end RMB: US$ exchange rate	6.8785	6.5067
Average RMB: US$ exchange rate	6.6199	6.7568

31

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US Dollar at the rates used in translation.

Statutory Reserve

As stipulated by the Company Law of PRC as applicable to Chinese companies with foreign ownership, net income after taxation can only be distributed as dividends after appropriation has been made to the statutory reserve. Statutory reserve refers to the appropriation from net income to be used for recovery of prior years’ losses, increase of capital and for future company development, as approved, to expand production or operations. PRC laws prescribe that an enterprise operating at a profit, must appropriate, on an annual basis, an amount equal to 10% of its profit. Such an appropriation is necessary until the reserve reaches a maximum that is equal to 50% of the enterprise’s PRC registered capital. The Company cannot pay dividends out of statutory reserves or paid in capital registered in PRC.

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. The Company presents components of comprehensive income with equal prominence to other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

Employee Welfare Plan

The employees of the Company participate in the defined contribution welfare plan managed by the local government authorities whereby the Company is required to contribute to the schemes at fixed rates of the employees’ salary. The Company’s contributions to this plan are charged to statement of operations when incurred. The Company has no obligations for the payment of retirement and other post-retirement benefits of staff other than the contributions described above. The total expenses for the welfare plan were $136,852 and $126,014 for the years ended December 31, 2018 and 2017 respectively.

Fair Values of Financial Instruments

The Company adopted ASC 820 “Fair Value Measurements,” which defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosures requirements for fair value measures. Current assets and current liabilities qualified as financial instruments and management believes their carrying amounts are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and if applicable, their current interest rate is equivalent to interest rates currently available. The three levels are defined as follow:

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value.

As of the balance sheet date, the estimated fair values of the financial instruments approximated their fair values due to the short-term nature of these instruments. Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates the hierarchy disclosures each year.

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Related Parties

The Company adopted ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Cash and Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable is recorded at the net value of less estimates for doubtful accounts. Management regularly reviews outstanding accounts and provides an allowance for doubtful accounts. When collection of the original invoice amounts is no longer probable, the Company will either partially or fully write-off the balance against the allowance for doubtful accounts.

Bad debt expenses were $60,424 and $0 for the years ended December 31, 2018 and 2017, respectively.

Revenue Recognition

In 2014, the FASB issued guidance on revenue recognition (“ASC 606”), with final amendments issued in 2016. The underlying principle of ASC 606 is to recognize revenue to depict the transfer of goods or services to customers at the amount expected to be collected. ASC 606 creates a five-step model that requires entities to exercise judgment when considering the terms of contracts, which includes (1) identifying the contracts or agreements with a customer, (2) identifying performance obligations in the contract or agreement, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations, and (5) recognizing revenue as each performance obligation is satisfied. The Company recognized revenues when it is probable that the Company will collect the consideration it is entitled to in exchange for the services it transfers to its clients. The Company has concluded that the new guidance did not require any significant change to its revenue recognition processes and adapted the new guidance since the year ended December 31, 2017.

The Company’s revenue mainly consist of advertisement design implemented with virtual reality (VR) and augmented reality (AR) exhibition technology via its self-developed platform “Eyegic”. The Company operates in one geographical region PRC. The Company generally recognizes sales revenue when the performance obligation has been satisfied under PRC law, including such factors as contract existed with the customer, delivery and acceptance of products by customer has occurred, the sales price is fixed or determinable, and allocated to the products sold, sales and value-added tax laws have been complied with, and collectability is reasonably assured.

The Company estimates potential returns and records against its gross revenue to arrive at its reported net sales revenue. The Company has not experienced any sales returns.

The Company is required to disaggregate revenue into categories that depict how the nature, amount, timing and uncertainty of revenue and cash flows are affected by economic factors. In the following table, revenue is disaggregated by primary geographical market, major product line, types of customers and timing of revenue recognition.

	Year Ended December 31, 2018	Year Ended December 31, 2017
Primary geographical market
PRC	$443,769	$620,081

Major product/service line
AR and VR implemented advertisement design	$443,769	$620,081

Types of customers
Relate parties	$2,850	$139,162
Outside entities	440,919	480,919
	$443,769	$620,081

Timing of revenue recognition
Product and services transferred at a point in time	$443,769	$620,081

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Customer Deposits

The Company may request the customers to prepay a portion of the contract price to start the project. The deposits will be fully earned when the five steps of revenue recognition is satisfied.

External-Use Software Development Costs

ASC 985-20 requires certain internal software development costs related to software to be sold, leased or marketed to be capitalized upon the establishment of technological feasibility. Capitalized software development costs are amortized over the remaining estimated economic life of the product. The Company's software development costs incurred subsequent to achieving technological feasibility have not been significant and, as a result, all software development costs have been expensed as research and development activities as incurred.

Internal-Use Software Development Costs

ASC 350-40 requires certain internal software development costs related to software to be used internally to capitalize costs incurred during the application development stage associated. The capitalized costs are then amortized over the estimated useful life of the software, which is generally three to five years, and are included in intangible assets in the accompanying consolidated balance sheets.

Property and Equipment & Depreciation

Property and equipment consist of computer and equipment, office furniture and fixture, and auto vehicle. All property and equipment are stated at historical cost net of accumulated depreciation. Repairs and maintenance are expensed as incurred. Property and equipment are depreciated on a straight-line basis over the following periods:

Computer and Equipment	3 years
Furniture and Fixture	5 years
Automobile Vehicle	4 years

Intangible Assets & Amortization

Intangible assets consist of office software and self-developed platform. All intangible assets are stated at historical cost net of accumulated amortization. Research and development are expensed as incurred. Intangible assets are amortized on a straight-line basis over the following periods:

Office Software	3 years
Self-Developed Platform	5 years

Impairment of Long-lived assets

The Company accounts for impairment of property and equipment and amortizable intangible assets in accordance with ASC 360, “Accounting for Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of”, which requires the Company to evaluate a long-lived asset for recoverability when there is event or circumstance that indicate the carrying value of the asset may not be recoverable. An impairment loss is recognized when the carrying amount of a long-lived asset or asset group is not recoverable (when carrying amount exceeds the gross, undiscounted cash flows from use and disposition) and is measured as the excess of the carrying amount over the asset’s (or asset group’s) fair value.

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Research & Development Expenses

Research and development expenses consist primarily of salary and employee benefits, rent expense, utilities, outsourcing costs that are directly attributable to the development of applications and software for the businesses of the Company.

The Company recorded $301,466 and $707,347 of research and development expenses for the years ended December 31, 2018 and 2017, respectively.

New Accounting Pronouncements

In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (ASU 2016-02) “Leases (Topic 842)”. ASU 2016-02 requires a lessee to recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognized lease assets and liabilities. ASU 2016-02 is effective for interim and annual reporting periods beginning after December 15, 2018. Early adoption is permitted.

The management has reviewed current accounting pronouncements and does not believe the future adoption of any pronouncements will cause a material impact on its financial condition or the results of its operations.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during fiscal years ended October 31, 2019 and 2018, respectively. No other executive officer received total annual salary and bonus compensation in excess of $100,000. Note that the following information discloses compensation to the named officers of Beijing Hieason Cayman (and its affiliated and variable interest companies, including Beijing Hieason PRC (as defined herein). It does not represent compensation to such named officers from Future International Group Corp.

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Lingbo Shi(1)	2019	17,424	0	0	0	0	17,424
Chief Executive Officer and Chairman	2018	21,231	0	0	0	0	21,231

Goubin Su (2)	2019	0	0	0	0	0	0
President	2018	0	0	0	0	0	0

Aihua Jin (3)	2019	29,057	0	0	0	0	29,057
Chief Financial Officer	2018	0	0	0	0	0	0

Wentao Su(4)	2019	9,293	0	0	0	0	9,293
Chief Operations Officer	2018	0	0	0	0	0	0

___________

(1). Mr. Shi’s annual salary is US$17,424 per annum.

(2). Mr. Su’s annual salary is US$0 per annum.

(3). Ms. Jin’s annual salary is $29,057 per annum.

(4). Mr. Su’s annual salary is $9,293 per annum.

Goubin Su and Wentao Su are not related.

35

Employment Agreements.

Except as noted below, there are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

On June 1, 2014, Mr. Lingbo Shi and Beijing Hieason PRC entered into a Letter of Employment dated for the appointment of Mr. Shi as the Chief Executive Officer of the company. There is no term of employment and the letter provides for an annual salary of $21,363.

2019, Ms. Aihua Jin will be appointed as Chief Financial Officer of Future International Group Inc and the term of employment is 1 year and the annual salary is $28,484.

On April 1, 2019, Mr. Wetao Su and Beijing Hieason PRC entered into a Letter of Employment dated for the appointment of Mr Su. as the Chief Operation Officer of the company. The term of employment is 3 years and the letter provides for an annual salary of $21,363.

Grants of Plan-Based Awards

No plan-based awards were granted to any of our named executive officers during the fiscal year ended December 31, 2019.

Outstanding Equity Awards at Fiscal Year End

No unexercised options or warrants were held by any of our named executive officers at December 31, 2019.

No equity awards were made during the fiscal year ended December 31, 2019.

Option Exercises and Stock Vested

No options to purchase our capital stock were exercised by any of our named executive officers, nor was any restricted stock held by such executive officers vested during the fiscal year ended December 31, 2019.

Pension Benefits

No named executive officers received or held pension benefits during the fiscal year ended December 31, 2019.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2019.

Potential Payments Upon Termination or Change in Control

Our executive officers are not entitled to severance payments upon the termination of their employment agreements or following a change in control.

Compensation of Directors

No member of our Board of Directors received any compensation for his services as a director during the fiscal year ended December 31, 2019.

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2019 we did not have a standing compensation committee. Our Board of Directors was responsible for the functions that would otherwise be handled by the compensation committee. All directors participated in deliberations concerning executive officer compensation, including directors who were also executive officers, however, none of our executive officers received any compensation during the last fiscal year. None of our executive officers has served on the Board of Directors or compensation committee (or other committee serving an equivalent function) of any other entity, any of whose executive officers served on our Board or Compensation Committee.

36

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the date hereof and gives effect to the Stock Exchange Agreement, with respect to the beneficial ownership of the outstanding ordinary shares by (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 150,000,000 shares of Common Stock outstanding and 6,257,000 shares of Preferred Stock outstanding as of date of this report. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company.

	Number and			%
	Title of Shares	%	%	Total
Name and Address of	Beneficially	Common	Preferred	Voting
Beneficial Owner	Owned	Stock	Stock	Power(1)
Officers and Directors and Greater than 5% Holders

Hillhouse Shareholding Group Co (2)	61,422,000 shares common stock 6,257,000 shares Class A Preferred Stock (4)	40.95	100	88.6

Goubin Su (3) President and Director	64,392,000 shares common stock 6,257,000 shares Class A Preferred Stock (4)	42.9	100	89

Steve Development Ltd. (5)	21,780,000 shares common stock 0 shares Class A Preferred Stock (4)	14.5	0	2.8

Lingbo Shi (5) Chief Executive Officer	21,780,000 shares common stock 0 shares Class A Preferred Stock (4)	14.5	0	2.8

Aihua Jin (6) Chief Financial Officer	0 shares common stock 0 shares Class A Preferred Stock (4)	0	0	0

Wentao Su (5) Chief Operations Officer	21,780,000 shares common stock 0 shares Class A Preferred Stock (4)	0	0	0

All officers and directors as a group (4 persons)

__________

(1). Represents combined voting power of the common stock and Class A Preferred Stock.

(2). Mr. Su is the sole officer and director of the Hillhouse Shareholding Group Co (“Hillhouse”) and the address of Hillhouse and Mr. Su is the address of the Company

(3). The shares of common stock held by Mr. Su includes 2,970,0000 shares of common stock which Mr. Su has full power to control such shares pursuant to an agreement with his brother, Guomei Su.

(4). Class A Preferred Stock has 100 votes per share on all matters presented to shareholders for a vote.

(5). Mr. Shi is the sole officer and director of the Steve Development Ltd. (“SDL”) and the address of SDL and Mr. Shi is the address of the Company

37

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth the name, age, and position of proposed executive officers and directors of the Company, post transaction. Executive officers are elected annually by our Board of Directors. Each executive officer holds his office until he resigns, is removed by the Board, or his successor is elected and qualified. Directors are elected annually by our stockholders at the annual meeting. Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

NAME	AGE	POSITION
Lingbo Shi	42	Chief Executive Officer
Goubin Su	31	President and Director (Chairman)
Aihua Jin	43	Chief Financial Officer

Lingbo Shi Mr. Shi has been the Chief Executive Office of the Company since August 12, 2019. He has been a senior advertising executives with over 20 years of experience having served many established brands such as Dongfeng Nissan, China Mobile, COFCO, Huawei, Ping An Insurance, Microsoft and SONY, among others. In 2014, Mr. Shi founded Beijing Hieason Technology Co., Ltd and remains the sole principal of the company. From 2009 to 2016, he was Senior Vice President of Beijing Jiali Hengyuan Public Relations Consulting Co., Ltd, and from 2008 to 2014, he was Chief Executive Officer of Beijing Netcrowd Interactive Advertising Co., Ltd.

Guobin Su. Mr. Su has been the President of the Company since March 29, 2019. He served as Chief Executive Officer of Care Link (PTY) Ltd., located in Gaborone, Botswana from 2012 to December 2015. In January 2016, Mr. Su founded Youwuju Enterprise Management (Shanghai) Co., Ltd and Shanghai Steedstar Investment Co., Ltd. He served as Chairman of the board in both companies and resigned in both capacities in 2018. after that Mr Su took the position of the President of Future International Group Co.,ltd on December 12th 2018 and served till present.Mr. Su graduated from Botho University, Botswana, in 2010 with a degree in business management.

Aihua Jin. Ms. Jin will become Chief Financial Officer of the Company post transaction. From July 2017 until May 2019, she was the Cost Accounting Manager of Shanghai Fudan Logistics Service Development Co., Ltd., a catering service company. From April 2016 until June 2017, she was financial manager of Shanghai Qiyoushe Property Management Co. Ltd., a property management firm. She graduated from Shanghai University of Finance and Economics with a bachelor’s degree in accountancy.

Family Relationship

There is no family relationship among the directors and officers of the Company.

Corporate Governance

Board Committees

We presently do not have an audit committee, compensation committee or nominating committee or committee performing similar functions, as our management believes that until this point it has been premature at the early stage of our management and business development to form an audit, compensation or nominating committee. Until these committees are established, these decisions will continue to be made by our Board of Directors. Although our Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, our Board of Directors considers the candidate's character, judgment, skills and experience in the context of the needs of our Company and our Board of Directors.

Nominating Committee. We have not established a Nominating Committee because of our limited operations; we believe that we are able to effectively manage the issues normally considered by a Nominating Committee.

Audit Committee. We do not have an Audit Committee. The Company's board of directors performs some of the same functions of an Audit Committee, such as; recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors' independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Code of Ethics. We do not currently have a Code of Ethics in place for the Company, although our Board of Directors has developed a framework for adoption in the coming months. Our business operations are currently not complex and are very limited. The Company seeks advice and counsel from outside experts such as our lawyers and accountants on matters relating to corporate governance and financial reporting.

38

Director Independence

Currently, we do not have independent directors, as the term “independent” is defined by the rules of the Nasdaq Stock Market.

Involvement in Certain Legal Proceedings

Over the past ten years, none of our directors or executive officers has been (i) involved in any petition under Federal bankruptcy laws or any state insolvency law, (ii) convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses), (iii) subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from (a) acting as a future’s commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity, (b) engaging in any type of business practice, or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, or (d) subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right to engage in any activity described in (iii)(a), (iv) found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (v) found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated. (vi) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (vii) the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member. Except as set forth in our discussion below in “Transactions with Related Persons; Promoters and Certain Control Persons; Director Independence,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Stock Exchange Agreement.

Advances by Majority Shareholder.

(1) Related Party Receivable

Related Party	Note	As of December 31, 2018	As of December 31, 2017
Wang, Lijun	(a)	$9,058	$908
Yang, Lei	(a)	1,163	1,230
Xu, Yueqi	(a)	187	46
Huanshi Xingbao Chengdu Co., Ltd.	(a)	1,646	1,356
Beijing Xingqiu Empire Co., Ltd.	(a)	1,454	1,537
Yangzhou Ancient Books Line Pack Culture Co., Ltd	(a)	2,908	8,148
Gongqingcheng ARhieason Investment Management Partnership	(a)	1,745	922
Henan Lension Technology Co., Ltd	(a)	7,268	7,683
Total		$25,429	$21,830

(a) The Company cooperates with several affiliated entities to expand its business and develop its AR and VR technologies. As of December 31, 2018 and 2017, $25,429 and $21,830 related party receivables due from these affiliated entities and individuals, respectively.

(2) Related Party Payable

Related Party	Note	As of December 31, 2018	As of December 31, 2017
Geng, Zhi	(b)	$22,963	$47,328
Shi, Lingbo	(c)	238,424	1,005,792
Xu, Xiaoyuan	(d)	-	6,147
Total		$261,387	$1,059,267

(b) Zhi Geng is assistant general manager of the Company, as well as general manager of Henan Lension Technology Co., Ltd., which is one of the Company’s affiliated entities. On December 16, 2017, the Company entered into a loan agreement with Mr. Geng to borrow RMB350,000 (approximately $53,791). This loan was unsecured, interest free, and due on June 30, 2018. As of December 31, 2018 and 2017, $22,963 and $47,328 were due to Mr. Geng respectively.

(c) Lingbo Shi is the shareholder and general manager of the Company. Because the Company was lacking favorable working capital to support its daily operations, Mr. Shi advanced funds to the Company through several loan agreements. These loans were unsecured, interest free, and due within one year. $238,424 and $1,005,792 were outstanding as of December 31, 2018 and 2017 respectively.

(d) Xiaoyuan Xu is indirect shareholder of the Company. On December 15, 2017, the Company borrowed RMB90,000 (approximately $13,832) from Ms. Xu. This loan was unsecured, interest free, and due on June 30, 2018. The Company repaid RMB50,000 (approximately $7,685) in 2017 and RMB40,000 (approximately $6,147) in 2018. As of December 31, 2018 and 2017, the balance due to Mr. Xu were $nil and $6,147 respectively.

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LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition, operating results, or cash flows.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

There is currently no established public trading market for our common shares. Our shares of common stock are approved for trading on the OTC Markets under the ticker symbol “MNIA.” Trading in stocks quoted on the OTC Markets is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated to a company’s operations or business prospects.

OTC Markets securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTC Markets securities transactions are conducted through a telephone and computer network connecting dealers in stocks. OTC Markets issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange.

Holders

As of the date of this Report (after giving effect to the transaction described herein), the Company had a total of 1,488,932,800 shares of common stock and 8,500,000 shares of preferred stock, respectively issued and outstanding. The common stock is held by a total of 33 shareholders of record and the preferred stock is held by 1 shareholder of record.

Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

RECENT SALES OF UNREGISTERED SECURITIES

None

DESCRIPTION OF SECURITIES

The Company’s authorized capital stock consists of 1,500,000,000 common shares with a par value of $0.001 per share and 10,000,000 shares of Class A Preferred Stock.

Common Stock

The holders of common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. In addition, the holders are entitled to receive dividends ratably, if any, as may be declared from time to time by the board of directors out of legally available funds. In the event of our dissolution, liquidation or winding-up, the holders of common stock are entitled to share ratably in all the assets remaining after payment of all our liabilities and subject to the prior distribution to any senior securities that may be outstanding at that time. The holders of common stock do not have cumulative voting rights or preemptive or other rights to acquire or subscribe for additional, unissued or treasury shares. The holders of more than 50% of such outstanding shares, voting at an election of directors can elect all the directors on the board of directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of the directors.

Preferred Stock

Each share of Class A Preferred Stock shall be authorized to vote along with the Company's common stock on all matters presented to shareholders for a vote. The Class A Preferred Stock shall have 100 votes per share on any and all matters whether at a meeting of shareholders or by written consent. Apart from the voting rights stated in the preceding sentences, the Class A Preferred Stock shall have no other rights, privileges or preferences.

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Dividends

We have not paid any cash dividends to our shareholders. The declaration of any future cash dividends is at the discretion of our Board and depends upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Transfer Agent and Registrar

Our independent stock transfer agent is V Stock Transfer.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Business Corporation Act permits Nevada corporations such as ours to include in the articles of incorporation a provision eliminating or limiting directors' exposure to liability for monetary damages for breaches of their duty of care as directors, if the director acted in good faith and with ordinary care. The act does not eliminate the directors' liability for monetary damages for acts or omissions not in good faith or involving the intentional violations of law, the improper purchase or redemption of stock, payment of improper dividends or any transaction from which the director received an improper personal benefit.

The act also permits Nevada corporations to include in the articles of incorporation a provision to indemnify any and all persons it has the power to indemnity. The act provides that a Nevada corporation may indemnify a person who was, is or is threatened to be made, a named party in a proceeding because the person is or was acting on behalf of the corporation. The indemnification by the corporation may be made if it is determined that the person conducted himself in good faith, reasonably believed that the conduct was in the corporation's best interests if the indemnitee is a director, or was at least not opposed to the corporations' best interests if the person was someone other than a director. Directors may not be indemnified if the person improperly benefited personally or the person is found liable to the corporation. The indemnification may be in respect of judgments, penalties, fines, settlements and reasonable expenses actually incurred.

We have implemented the above-described provisions in our articles of incorporation. In addition, our by-laws provide for similar provisions. We do not have separate agreements of indemnification or advancement of expenses. We do not have directors and officers insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC, indemnification is against public policy and is therefore unenforceable. In the event that a claim for indemnification against liabilities, other than the payment by us of expenses incurred by a director, officer or controlling person in successful defense of any action, suit or proceedings, is asserted by such director, officer or controlling person in connection with the securities being offered or sold by us, we will, unless in the opinion of its counsel that the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the federal securities law, and will be governed by the final adjudication of such case.

Immediately prior to the above describe transaction, the Company amended its By-Laws to opt out of Nevada Revised Statute 78.378-78.3793 ACQUISITION OF CONTROLLING INTEREST.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter of Intent dated March 18, 2020 by and between Future International Group Corp., a Nevada company and Beijing Hieason AR Ltd., a Cayman Island company.

99.2	Unaudited Consolidated Financial Statements of Beijing ARhieason Co., Ltd. for the annual periods ended December 31, 2018 and 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future International Group Corp.
(Registrant)

Date: March 18, 2020	/s/ Lingbo Shi
Lingbo Shi
Chief Executive Officer

/s/ Goubin Sui
Goubin Su
President

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